EXHIBIT 10.1

                                     LEASE

THIS LEASE ("LEASE") IS ENTERED INTO AS OF THE 6TH DAY OF DECEMBER, 2000, BY AND
BETWEEN  MSGW  CALIFORNIA  I,  LLC,  A  DELAWARE   LIMITED   LIABILITY   COMPANY
("LANDLORD"), AND APRIA HEALTHCARE, INC., A DELAWARE CORPORATION ("TENANT").

1. BASIC LEASE TERMS. For purposes of this Lease, the following terms have the following definitions and meanings:

(a) LANDLORD'S ADDRESS (FOR NOTICES):

    2030 Main Street, Suite 200, Irvine, California 92614 Attention: John Dobrott, or such other place as Landlord may from time to time designate by notice to Tenant.

(b) TENANT'S ADDRESS (FOR NOTICES):

    APRIA  HEALTHCARE,  INC., 3560 Hyland Avenue,  Costa Mesa,  California 92626
    Attention: Real Estate Department, with a copy to the Premises, or such other place as Tenant may from time to time designate by notice to Landlord. After the Commencement Date, it shall no longer be necessary to forward notices to Tenant at the 3560 Hyland Avenue Address in Costa Mesa and all notices shall be addressed to Tenant's Real Estate Department at the Premises.

(c) DEVELOPMENT: The parcel(s) of real property commonly known as Pacific Commercentre Business Park and located in the City of Lake Forest (the "CITY"), County of Orange (the "COUNTY"), State of California ("STATE"), as shown on the site plan attached hereto as EXHIBIT "A".

(d) PREMISES: That certain two (2) story office building ("BUILDING NO. 4") in the Development, which Building will contain approximately 50,006 square feet, and that certain two (2) story office building ("BUILDING NO. 5") in the Development, which Building will contain approximately 50,006 square feet. Together, Building No. 4 and Building No. 5 shall contain approximately 100,012 square feet and are sometimes collectively referred to herein as the "BUILDINGS" or the "PREMISES". The Premises are more particularly depicted on the Site Plan shown on EXHIBIT "A".

(e) TENANT'S PERCENTAGE:

    TENANT'S COMMON AREA PERCENTAGE: That percentage of expenses allocated to the legal parcel on which each Building is located in accordance with that certain Declaration of Covenants, Conditions and Restrictions for the MSGW/Pacific Commercentre recorded as Instrument No. 19980801866 in the Official Records of Orange County, California, as amended by the First Amendment to Declaration of Covenants, Conditions and Restrictions for MSGW/Pacific Commercentre recorded as Instrument No. 19990164677 in the Official Records of Orange County, California, and the Notice of Annexation recorded as Instrument No. 20000638600 in the Official Records of Orange County, California, (the "CC&R's").

    TENANT'S  BUILDING  PERCENTAGE:  Tenant's  Percentage of Building  Operating
Expenses (as defined in EXHIBIT "E"), for each Building, which shall be calculated by dividing the square footage of the Premises within each Building by the total square footage of such Building. As of the first day of the Term, Tenant's Building Percentage shall be One Hundred Percent (100%) for each Building.

(f) TERM: Ten (10) Lease Years.

(g) ESTIMATED COMMENCEMENT DATE: December 1, 2001.

(h) ESTIMATED EXPIRATION DATE: November 30, 2011.

(i) COMMENCEMENT DATE: The date on which the Term of this Lease will commence as determined in accordance with the terms of Paragraph 8 of EXHIBIT "C" and as stated on EXHIBIT "D".

(j) INITIAL MONTHLY BASE RENT: $1.30 per square foot per month, subject to adjustment as described on EXHIBIT "B" and as otherwise provided in this Lease.

(k) INTENTIONALLY OMITTED.

(l) TENANT IMPROVEMENTS: All tenant improvements installed or to be installed by Tenant within the Premises to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as EXHIBIT "C".

(m) PERMITTED USE: General office space and no other use without the express written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. The permitted use shall include, to the extent lawful, related support functions such as computer, data and communications facilities, lunch, seminar and meeting rooms, file and mail rooms. Landlord's consent to other lawful uses compatible with the nature of the Premises shall not be unreasonably withheld or delayed.

(n) BROKER(S): Mohr Partners, Inc.

(o) INTENTIONALLY OMITTED.

(p) INTEREST RATE: Ten percent (10%) per annum.

(q) PARKING: Tenant shall have the right to utilize four hundred five (405) unreserved, in-common spaces as provided in Paragraph 32 hereof. In addition, Tenant shall have the right to utilize twenty-five (25) parking spaces on a marked, reserved basis. All parking shall be free of charge during the initial Term of the Lease and any extension thereof. All parking rights granted to Tenant hereunder may be utilized by Tenant's agents, licensees, assignees, subtenants, customers, employees, contractors, suppliers and invitees ("TENANT'S PARTIES" or "TENANT PARTIES") on the same basis as they are available to Tenant, except that Tenant shall have the right, but not the obligation, to direct and allocate such use. Landlord will mark Tenant's reserved spaces at the locations shown on EXHIBIT "A" hereto. In addition, Landlord, as a cost to be included in construction of the Shell, shall construct fifteen (15) of the twenty-five (25) reserved spaces as covered parking spaces at the locations shown on EXHIBIT "A" hereto and in accordance with the plans and specifications therefor referenced in the Work Letter Agreement.

(r) EXHIBITS: A through I, inclusive, which Exhibits are attached to this Lease and incorporated herein by this reference.

(s) ADDENDUM PARAGRAPHS: 41 through 55, inclusive, which Addendum Paragraphs are attached to this Lease and incorporated herein by this reference.

This Paragraph 1 represents a summary of the basic terms and definitions of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2.  PREMISES AND COMMON AREAS

(a) PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as improved or to be improved with the Tenant Improvements described in the Work Letter Agreement, a copy of which is attached hereto as EXHIBIT "C".

(b) MUTUAL COVENANTS. Landlord and Tenant agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions contained in this Lease and each party covenants as a material part of the consideration for this Lease to keep and perform their respective obligations under this Lease.

(c) TENANT'S USE OF COMMON AREAS. During the Term of this Lease, Tenant shall have the nonexclusive right to use in common with Landlord and all persons, firms and corporations conducting business in the Development and their respective customers, guests, licensees, invitees, subtenants, employees and agents (collectively, "DEVELOPMENT OCCUPANTS"), subject to the terms of this
Lease, the Rules and Regulations referenced in Paragraph 28 below and all covenants, conditions and restrictions now or hereafter affecting the Development (provided Tenant's use of the Premises as contemplated herein is not materially and adversely impacted, whether by way of amendment to, including without limitation, the CC&R's described in EXHIBIT "E" attached hereto, or otherwise), the following common areas of the Development (collectively, the "COMMON AREAS"): the parking facilities of the Development which serve the Building, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, and similar areas and facilities situated within the Development and appurtenant to the Building which are not reserved for the exclusive use of any Development Occupants. Subject to Tenant's obligation to pay Tenant's Percentage of the cost thereof through Common Area Expenses (as defined in EXHIBIT "E"), Landlord shall maintain the Common Areas (including, without limitation, the truck loading and parking areas and trash removal) in a clean, orderly, lighted and reasonably attractive condition comparable with similar projects in the vicinity with, subject to the remainder of this Lease, continuous ingress and egress to and from public roadways to the Premises and the parking areas appurtenant to the Premises.

(d) LANDLORD'S RESERVATION OF RIGHTS. Provided Tenant's use of and access to the Premises is not interfered with in an unreasonable manner, Landlord reserves for itself and for all other owner(s) and operator(s) of the Common Areas and the balance of the Development, the right from time to time to: (i) make changes to the design and layout of the Development, including, without limitation, changes to buildings, driveways, entrances, loading and unloading areas, direction of traffic, landscaped areas and walkways, parking spaces and parking areas; and
(ii) use or close temporarily the Common Areas, and/or other portions of the Development while engaged in making improvements, repairs or alterations to the Building, the Development, or any portion thereof.

3. TERM. The term of this Lease ("TERM") will be for the period designated in Subparagraph 1(f), commencing on the Commencement Date, and ending on the last day of the month in which the expiration of such period occurs, including any extensions of the Term pursuant to any provision of this Lease or written agreement of the parties. Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease will be measured from the first day of the month following the month in which the Commencement Date occurs. Each consecutive twelve (12) month period of the Term of this Lease, commencing on the Commencement Date, will be referred to herein as a "LEASE YEAR". Landlord's Notice of Lease Term Dates ("NOTICE"), in the form of EXHIBIT "D" attached hereto, will confirm the Commencement Date and the date upon which the Term of this Lease shall end, and will be delivered to Tenant after Landlord delivers possession of the Premises to Tenant. The Notice will be binding upon Tenant unless Tenant objects to the Notice in writing within fifteen (15) days of Tenant's receipt of the Notice.

4.  POSSESSION

(a) DELIVERY OF POSSESSION. Landlord agrees to deliver possession of the Premises to Tenant in accordance with the terms of the Work Letter Agreement attached hereto as EXHIBIT "C". Notwithstanding the foregoing and except as provided in Subparagraph 4(c) below, Landlord will not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant; (ii) the first installment of Monthly Base Rent; (iii) executed insurance certificates as required under Paragraph 19 of this Lease; (iv) copies of all governmental permits and authorizations, if any, required in connection with Tenant's operation of its business within the Premises other than occupancy and construction permits and approvals which are required to be obtained by Landlord under the Work Letter Agreement; and (v) if Tenant is a corporation or partnership, such evidence of due formation, valid existence and authority as
Landlord may reasonably require, which may include, without limitation, a certificate of good standing, certificate of secretary, articles of incorporation, statement of partnership, or other similar documentation.

(b) CONDITION OF PREMISES. Within five (5) business days after the Shell Completion Date (as defined in the Work Letter Agreement), Landlord and Tenant will jointly conduct a walk-through inspection of the Shell (as defined in Paragraph 2 of the Work Letter Agreement) and will jointly prepare a punch-list ("PUNCH-LIST") of items required to be installed by Landlord in the Shell under the Work Letter Agreement which require finishing or correction. The Punch-List will not include any items of damage caused by Tenant's move-in or early entry, which damage will be corrected or repaired at Tenant's expense. Other than latent defects of which Landlord is notified within one (1) year after the Commencement Date, Landlord's obligations under Paragraph 14 of this Lease, and the items specified in the Punch-List, and subject to the warranties of Landlord contained in this Lease and any other construction warranties, by taking possession of the Shell, Tenant will be deemed to have accepted the Shell in its condition on the Shell Completion Date, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use and occupancy of the Premises and to have acknowledged that there are no additional items needing work or repair by Landlord. Landlord will cause all items in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as practicable after the preparation of the Punch-List. Except as provided below, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Development or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. In addition to any express warranties of construction and equipment warranties provided in or pursuant to this Lease and the Work Letter Agreement, Landlord warrants, as of the Shell Completion Date, that (i) the Shell and Common Areas have been or will be developed and constructed in compliance with all applicable building codes, ordinances and laws, including but not limited to the Americans With Disabilities Act; (ii) the Development will have proper drainage and is not located in an area subject to special flood or other similar hazards as designated by the Federal Emergency Management Agency; and (iii) the use of the Premises for general office and support purposes as described in this Lease will be permitted by all applicable laws and ordinances. Notwithstanding any other provision of this Lease, Tenant shall not be deemed to have accepted or be responsible for any latent defects in the Shell constructed by Landlord which are not discoverable in the ordinary course of occupancy of the Premises, until sixty (60) days after the actual discovery of the same. In any event, Landlord shall remain responsible therefor in accordance with the terms of this Lease.

(c) EARLY ENTRY. As described in the Work Letter Agreement, Landlord will be constructing the Shell and turning it over to Tenant for the construction of the Tenant Improvements. Landlord agrees to provide Tenant with reasonable access to the Shell no later than August 1, 2001, even though construction of the Shell will not be substantially complete by such date (as such date shall be extended by Tenant Delays [as defined in the Work Letter Agreement] and force majeure delays [as defined in Paragraph 33 hereof], herein referred to as the "SHELL AVAILABILITY DATE"). Tenant may elect to enter upon the Shell commencing on the Shell Availability Date in order to commence the construction of the Tenant Improvements, install communications cable, fixtures and racking and the like, at Tenant's sole cost and expense, as well as to commence its move into the Premises (collectively, "TENANT'S WORK"). Any such entry by Tenant for the purpose of Tenant's Work will be subject to the following conditions: (i) Tenant, together with its employees, agents, independent contractors, suppliers and any other personnel under Tenant's control ("TENANT'S PERSONNEL") entering the Premises, will reasonably cooperate with Landlord and Landlord's general contractor; (ii) Tenant agrees that any such early entry is subject to all of the terms and conditions of the Lease except for those relating to the payment of Rent and other monetary obligations, which provisions will become applicable in accordance with the terms of this Lease; (iii) Prior to any entry upon the Shell by Tenant or Tenant's Personnel, Tenant agrees to pay for and provide to Landlord certificates evidencing the existence and amounts of liability insurance carried by Tenant, which coverage must comply with the provisions of this Lease relating to insurance; (iv) Tenant and Tenant's Personnel agree to comply with all applicable laws, regulations, permits and other approvals required to perform Tenant's Work or by the early entry on the Shell by Tenant and Tenant's Personnel; and (v) Tenant agrees to indemnify, protect, defend and save Landlord harmless from and against any and all liens, liabilities, losses, damages, costs, expenses, demands, actions, causes of action and claims (including, without limitation, attorneys' fees and legal costs) arising out of the early entry, use, construction, or occupancy of the Shell by Tenant or Tenant's Personnel. If Tenant's Personnel and/or the work that is being performed by Tenant's Personnel materially interferes with Landlord's construction of the Shell, or detrimentally affects Landlord's ability to comply with its commitments for completing construction of the Shell, Landlord will have the right to order Tenant's early entry to cease in the event Tenant has not taken action to remedy such interference within forty-eight (48) hours following Landlord's notice to Tenant of the existence of the same, and if Landlord so requires in connection therewith because such items are interfering with Landlord's work, Tenant agrees to cause Tenant's Personnel to remove all tools, equipment and materials from the Shell. Notwithstanding the foregoing, during the period following the Shell Availability Date and prior to the Commencement Date, Landlord and Tenant and their respective contractors shall reasonably cooperate in their efforts to permit completion of Landlord's construction obligations, Tenant's work and Tenant's move into the Premises so that Tenant can be open for business in the Premises no later than the day prior to the scheduled Commencement Date of December 1, 2001, subject to Tenant Delays, Landlord Delays and force majeure delays. Accordingly, Landlord shall make available its contractors to meet and confer with Tenant's Personnel at least three (3) weeks prior to the Shell Availability Date to establish a schedule which is convenient for all parties involved to complete such work in a timely manner.

5.  RENT

(a) MONTHLY BASE RENT. Tenant agrees to pay Landlord the Monthly Base Rent for the Premises (subject to adjustment as hereinafter provided) in advance on the first day of each calendar month during the Term without prior notice or demand, except that Tenant agrees to pay the Monthly Base Rent for the first month of the Term directly to Landlord concurrently with Tenant's delivery of the executed Lease to Landlord. If the Term of this Lease commences or ends on a day other than the first day of a calendar month, then the rent for such period will be prorated in the proportion that the number of days this Lease is in effect during such period bears to the number of days in such month. All rent must be paid to Landlord, without any deduction or offset (except as herein specifically provided for), in lawful money of the United States of America, at the address designated by Landlord or to such other person or at such other place as Landlord may from time to time designate in writing. Monthly Base Rent will be adjusted during the Term of this Lease as provided in EXHIBIT "B".

(b) ADDITIONAL RENT.All amounts and charges (Other than Monthly Base Rent) to be paid by Tenant hereunder, including, without limitation, payments for Operating Expenses, real property taxes, insurance and repairs, will be considered additional rent for purposes of this Lease, and the word "rent" as used in this Lease will include all such additional rent unless the context specifically or clearly implies that only Monthly Base Rent is intended.

(c) LATE PAYMENTS. Late payments of Monthly Base Rent and/or any item of additional rent will be subject to interest and a late charge as provided in Subparagraph 22(f) below.

6.  OPERATING EXPENSES

(a) OPERATING EXPENSES. In addition to Monthly Base Rent, throughout the Term of this Lease, Tenant agrees to pay Landlord as additional rent in accordance with the terms of this Paragraph 6, Tenant's Percentage of Operating Expenses for the Development as defined in EXHIBIT "E" attached hereto.

(b) ESTIMATE STATEMENT. Prior to the Commencement Date and on or about April 1st of each subsequent calendar year during the Term of this Lease, Landlord will deliver to Tenant a statement ("ESTIMATE STATEMENT") wherein Landlord will estimate both the Operating Expenses and Tenant's Percentage of Operating Expenses for the then current calendar year. Tenant agrees to pay Landlord, as additional rent, one-twelfth (1/l2th) of the estimated Tenant's Percentage of Operating Expenses each month thereafter, beginning with the next installment of rent due, until such time as Landlord issues a revised Estimate Statement or the Estimate Statement for the succeeding calendar year; except that, concurrently with the second regular monthly rent payment next due following the receipt of each such Estimate Statement, Tenant agrees to pay Landlord an amount equal to one monthly installment of the estimated Tenant's Percentage of Operating Expenses (less any applicable Operating Expenses already paid) multiplied by the number of months from January, in the current calendar year, to the month of such rent payment next due, all months inclusive. However, Landlord shall not issue more than one (1) Estimate Statement during any calendar year, unless Landlord reasonably determines that the Operating Expenses will exceed the amount upon which the previous Estimate Statement was based by more than fifteen percent (15%). If at any time during the Term of this Lease, but not more often than quarterly, Landlord reasonably determines that Tenant's Percentage of Operating Expenses for the current calendar year will be greater than the amount set forth in the then current Estimate Statement, Landlord may issue a revised Estimate Statement and Tenant agrees to pay Landlord, within thirty (30) days of receipt of the revised Estimate Statement, the difference between the amount owed by Tenant under such revised Estimate Statement and the amount owed by Tenant under the original Estimate Statement for the portion of the then current calendar year which has expired. Thereafter Tenant agrees to pay Tenant's Percentage of Operating Expenses based on such revised Estimate Statement until Tenant receives the next calendar year's Estimate Statement or a new revised Estimate Statement for the current calendar year.

(c) ACTUAL STATEMENT. By April 1st of each calendar year during the Term of this Lease, Landlord will also deliver to Tenant a statement ("ACTUAL STATEMENT") which states the actual Operating Expenses for the preceding calendar year. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is more than the total Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Tenant agrees to pay Landlord the difference in a lump sum within thirty (30) days of receipt of the Actual Statement. If the Actual Statement reveals that Tenant's Percentage of the actual Operating Expenses is less than the Additional Rent paid by Tenant for Operating Expenses on account of the preceding calendar year, Landlord will pay Tenant the difference in a lump sum upon delivery of the Actual Statement, together with interest thereon at the Interest Rate from April 1st of the calendar year during which the Actual Statement is to be delivered until the date of payment in the event the payment is made after the date the Actual Statement is required to be delivered pursuant to this Section. In addition, in the event that Landlord should fail to deliver an Actual Statement by December 31 of the year during which the Actual Statement is to be delivered pursuant to this Section, then Landlord shall be deemed to have delivered an Actual Statement which confirms that the amounts paid pursuant to the Estimate Statement were sufficient to pay Tenant's Percentage of the actual Operating Expenses for the year in question and to have waived the right to collect any additional amounts therefor from Tenant. The foregoing time limit shall not be applicable to line items such as supplemental tax bills which are not reasonably available by such outside date, so long as Landlord promptly invoices Tenant upon learning of the existence and amount thereof. Nevertheless, if Landlord has failed to deliver an Actual Statement during the year it was due to be delivered to Tenant, Landlord, upon thirty (30) days' written demand by Tenant, shall prepare the Actual Statement and pay any amount accurately shown to be due Tenant thereunder as specified above.

(d) MISCELLANEOUS. Except as provided above, any delay or failure by Landlord in delivering any Estimate Statement or Actual Statement pursuant to this Paragraph 6 will not constitute a waiver of its right to require an increase in rent nor will it relieve Tenant of its obligations pursuant to this Paragraph 6, except that Tenant will not be obligated to make any payments based on such Estimate Statement or Actual Statement until thirty (30) days after receipt of such Estimate Statement or Actual Statement. Even though the Term has expired and Tenant has vacated the Premises, except as provided above, when the final determination is made of Tenant's Percentage of the actual Operating Expenses for the year in which this Lease terminates, Tenant agrees to promptly pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses decrease shall promptly be rebated by Landlord to Tenant. Such obligation will be a continuing one which will survive the expiration or termination of this Lease.

(e) AUDIT RIGHT. In the event of any dispute as to the amount of Tenant's Percentage of Operating Expenses, Tenant or an accounting firm selected by Tenant and reasonably satisfactory to Landlord will have the right, by prior written notice ("AUDIT NOTICE") given within three (3) years ("AUDIT PERIOD") following receipt of an Actual Statement and at reasonable times during normal business hours, to audit Landlord's accounting records with respect to Operating Expenses relative to the year to which such Actual Statement relates at the offices of Landlord's property manager. In no event will Landlord or its property manager be required to (i) photocopy any accounting records or other items or contracts (however, such items shall be made available for copying on-site or off-site at Tenant's option and expense, except that the cost thereof shall be at Landlord's expense to the extent the cost of the audit is to be borne by Landlord hereunder), (ii) create any ledgers or schedules not already in existence, (iii) incur any costs or expenses relative to such inspection, or
(iv) perform any other tasks other than making available such accounting records as aforesaid. Tenant must pay its Percentage of Operating Expenses when due pursuant to the terms of this Lease and may not withhold payment of Operating Expenses or any other rent pending results of the audit or during a dispute regarding Operating Expenses. The on-site document review portion of the audit must be completed within forty-five (45) days of the date of Tenant's Audit Notice and the results of such audit shall be delivered to Landlord within ninety (90) days of the date of Tenant's Audit Notice. Provided Landlord reasonably cooperates with Tenant in its efforts under this Paragraph, if Tenant does not comply with any of the aforementioned time frames, then such Actual Statement will be conclusively binding on Tenant. If such audit or review correctly reveals that Landlord has overcharged Tenant and Landlord agrees with the results of such audit, then within thirty (30) days after the results of such audit are made available to Landlord, Landlord agrees to reimburse Tenant the amount of such overcharge together with interest at the Interest Rate from the date payment should have been made. If the audit reveals that Tenant was undercharged, then within thirty (30) days after the results of the audit are made available to Tenant, Tenant agrees to reimburse Landlord the amount of such undercharge. Tenant agrees to pay the cost of such audit, provided that if (i) the audit reveals that Landlord's determination of Tenant's Percentage of Operating Expenses as set forth in the relevant Actual Statement was in error in Landlord's favor by more than five percent (5%) of the amount charged by Landlord to Tenant pursuant to such Actual Statement, or (ii) Landlord fails to provide Tenant with an Actual Statement by December 31 of the year during which the Actual Statement is to be delivered pursuant to Paragraph 6(c) above, whether or not the audit reveals an overcharge to Tenant in Landlord's favor, then Landlord agrees to pay the reasonable, third-party cost of such audit incurred by Tenant. To the extent Landlord must pay the cost of such audit, such cost shall not exceed a reasonable hourly charge for a reasonable amount of hours spent by such third-party in connection with the audit, and in no event will exceed the amount of Tenant's Percentage of the error. Tenant agrees to keep the results of the audit confidential and will cause its agents, employees and contractors to keep such results confidential. To that end, Landlord may require Tenant and its auditor to execute a confidentiality agreement provided by Landlord, subject to the customary and ordinary exceptions contained in such agreements. Landlord shall respond promptly to Tenant's audit request and other reasonable requests by Tenant associated therewith and cooperate reasonably with Tenant by identifying and making available the pertinent records necessary to conduct a proper audit.

7.  INTENTIONALLY OMITTED.

8.  USE.

(a) TENANT'S USE OF THE PREMISES. The Premises may be used for the use or uses set forth in Subparagraph 1(m) only.

(b) COMPLIANCE. At Tenant's sole cost and expense, Tenant agrees to procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for the proper and lawful conduct of Tenant's business from the Premises, if any. Tenant agrees not to use, alter or occupy the Premises or allow the Premises to be used, altered or occupied in violation of, and Tenant, at its sole cost and expense, agrees to use and occupy the Premises and cause the Premises to be used and occupied in compliance with: (i) any and all laws, statutes, zoning restrictions, ordinances, rules, regulations, orders and rulings now or hereafter in force and any requirements of any insurer, insurance authority or duly constituted public authority having jurisdiction over the Premises now or hereafter in force, (ii) the requirements of the Board of Fire Underwriters and any other similar body, (iii) the Certificate of Occupancy issued for the Building, and (iv) any recorded covenants, conditions and restrictions and similar regulatory agreements, if any, which affect the use, occupation or alteration of the Premises ("LEGAL REQUIREMENTS"). Tenant agrees to comply with the Rules and Regulations referenced in Paragraph 28 below. Tenant agrees not to do or permit anything to be done in or about the Premises which will in any manner obstruct or interfere with the rights of other tenants or occupants of the Development, or injure or unreasonably annoy them, or use or allow the Premises to be used for any unlawful or unreasonably objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance or waste in, on, under or about the Premises. Notwithstanding anything contained in this Lease to the contrary, all transferable development rights related in any way to the Development are and will remain vested in Landlord, and Tenant hereby waives any rights thereto. Notwithstanding the foregoing, Landlord at Landlord's sole cost and expense which is not to be reimbursable as an Operating Expense, shall be responsible for causing the Development (exclusive of the Premises, which is Tenant's responsibility as provided above and below) to be in compliance with all Legal Requirements applicable thereto as of the Commencement Date, including but not limited to Legal Requirements affecting the use thereof for general office purposes and support functions as herein described. In addition, Landlord at Landlord's sole cost and expense which is not to be reimbursable as an Operating Expense, shall be responsible for any improvements or alterations of a capital nature (not including the Tenant Improvements, which are Tenant's responsibility) required to be made to the Development or Shell to permit (i) the parking of vehicles in the Common Areas, (ii) use of the Premises for general office and support purposes as herein described, and (iii) access, ingress and egress to and from the Premises from public roads. Tenant at Tenant's sole cost and expense shall be responsible for any improvements or alterations to the portions of the Premises not constituting a part of the Shell (including the Tenant Improvements) as necessary to permit compliance with Legal Requirements.

(c) HAZARDOUS MATERIALS; TENANT. Except as provided for in Paragraph 48 of the Addendum hereof, and except for ordinary and general office supplies, equipment and facilities, such as copier toner, liquid paper, back-up power sources, glue, ink and common household cleaning materials, as well as customary quantities of first aid and healthcare supplies (when considering the corporate headquarters nature of the Premises as the home office of a healthcare provider) and the parking of vehicles in the parking areas adjacent to the Premises (some or all of which may constitute "HAZARDOUS MATERIALS" as defined in this Lease), Tenant agrees not to cause or knowingly permit any Hazardous Materials to be brought upon, stored, used, handled, generated, released or disposed of on, in, under or about the Premises, the Building, the Development or any portion thereof by Tenant or any of Tenant's Parties (as defined in Paragraph 1(q) hereof) without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Upon the expiration or earlier termination of this Lease, Tenant agrees to promptly remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials which are installed, brought upon, stored, used, generated or released upon, in, under or about the Premises, the Building, the Development or any portion thereof by Tenant or any of Tenant's Parties. To the fullest extent permitted by law, Tenant agrees to promptly indemnify, protect, defend and hold harmless Landlord and Landlord's partners, officers, directors, employees, agents, successors and assigns (collectively, "LANDLORD INDEMNIFIED PARTIES") from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including, without limitation, clean-up, removal, remediation and restoration costs, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees and court costs) which arise or result from the presence of Hazardous Materials on, in, under or about the Premises, the Building or any other portion of the
Development and which are caused or knowingly permitted by Tenant or any of Tenant's Parties. Tenant agrees to promptly notify Landlord of any release of Hazardous Materials at the Premises, which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. In the event of any release of Hazardous Materials caused or permitted by Tenant or any of Tenant's Parties, Landlord shall have the right, but not the obligation, to cause Tenant to immediately take all steps Landlord deems necessary or appropriate to remediate such release and prevent any similar future release to the satisfaction of Landlord and Landlord's mortgagee(s). As used in this Lease, the term "HAZARDOUS MATERIALS" shall mean and include any hazardous or toxic materials, substances or wastes as now or hereafter designated under any law, statute, ordinance, rule, regulation, order or ruling of any agency of the State, the United States Government or any local governmental authority, including, without limitation, asbestos, asbestos-containing material ("ACM"), presumed asbestos containing materials ("PACM"), petroleum, petroleum hydrocarbons and petroleum based products, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS"), and freon and other chlorofluorocarbons. The provisions of this Subparagraph 8(c) will survive the expiration or earlier termination of this Lease. Tenant's "cleanup" and remediation obligations shall not extend to items which are ordinarily included in ordinary maintenance of the parking and loading areas within the Common Areas.

(d) HAZARDOUS MATERIALS; LANDLORD. Landlord represents and warrants that as of the date hereof, to Landlord's current, actual knowledge, except as specifically disclosed in writing to Tenant prior to the date of this Lease, no Hazardous Materials exist on or about the Premises in violation of applicable law. If Landlord has disclosed the existence of ACM or PACM in the Building(s) by written notice to Tenant, Landlord agrees that prior to Tenant taking possession of the Premises, Landlord shall deliver to Tenant a report prepared by an environmental engineer which provides a complete assessment of ACM and PACM in the Building(s) and Landlord shall be responsible for all costs and expenses incurred at any time in complying with all applicable law affecting or relating to the Premises arising out of conditions existing as of the date Landlord delivers possession of the Premises to Tenant. In furtherance of the foregoing, and without limiting the scope thereof, Landlord shall promptly perform, at its sole cost and expense, any Remedial Work necessitated by the presence of any Hazardous Materials which existed on, in or under the Premises at the time possession of the Premises was delivered to Tenant or which subsequently came to be located on, in or under the Premises as a result of the acts of Landlord or its agents or employees. As used herein, "REMEDIAL WORK" means any investigation, monitoring, clean-up, containment, remediation, removal, response cost, or restoration work and the preparation and implementation of any closure, remedial or other required plans, that is required under any applicable law. As used herein, "HAZARDOUS MATERIAL CONDITION" means the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Material in, on, or under the Premises in violation of applicable law. Subject to (i) the last sentence of Paragraph 18(a) hereof, and (ii) Paragraph 35 hereof, Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, judgment, damages, penalties, fines, costs, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) (collectively, "CLAIMS") which arise on or after the date that possession of the Premises is delivered to Tenant, including any time after the expiration of the Lease Term, from or in connection with Hazardous Material Conditions which were caused by Landlord or its agents or employees or which predated the date that possession of the Premises is delivered to Tenant.

(e) TENANT RIGHTS. If, after Tenant has taken delivery of the Premises and commenced the payment of rent under this Lease, for reason other than the acts or omissions of Tenant (or anyone for whose acts Tenant is responsible), (x) Tenant is required, by applicable law as a result of a Hazardous Material
Condition, to close, vacate, and/or suspend in whole or in part Tenant's use and/or operation of the Premises for testing, inspection, analysis, monitoring, removal and/or remediation of Hazardous Materials, or (y) Tenant is required, by applicable law as a result of a Hazardous Material Condition, to limit or condition its use and/or operation of the Premises ("ADDITIONAL RESTRICTION(S)"), and if in either such case any such Additional Restriction will, in Tenant's reasonable judgment, materially and adversely affect the conduct of Tenant's business at the Premises, then Tenant (notwithstanding compliance by Landlord and Tenant with the provisions of this Lease) shall have the right, following fifteen (15) days prior written notice to Landlord of such Additional Restriction(s), to abate the payment of rent under this Lease in proportion to the extent Tenant's business in the Premises is interfered with as a result thereof, unless within said fifteen (15) day period, any such Additional Restriction has been removed or terminated or Tenant exempted therefrom as evidenced by a writing reasonably satisfactory to Tenant. If any such Additional Restriction is not removed or terminated or Tenant exempted therefrom within one hundred eighty (180) days from the date of such 15-day notice, and if such Additional Restriction adversely impacts Tenant's ability to do business in the Premises in a material way, then Tenant shall have the right to terminate this Lease by notice to Landlord at any time after the expiration of such 180-day period of time and prior to removal and/or termination of such Additional Restriction as aforesaid. The rent abatement and termination provisions provided in this Paragraph 8(e) shall be Tenant's sole remedies against Landlord at law, in equity or under this Lease arising out of or relating to any of the circumstances covered by this Paragraph 8(e), except to the extent of Landlord's obligations under Paragraph 8(d) above.

9. NOTICES. Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery (including delivery by overnight courier or an express mailing service) or by mail, if sent by registered or certified mail. Notices to Tenant shall be sufficient if delivered to Tenant at the address designated in Subparagraph 1(b) and notices to Landlord shall be sufficient if delivered to Landlord at the address designated in Subparagraph 1(a). Either party may specify a different address for notice purposes by written notice to the other, except that the Landlord may in any event use the Premises as Tenant's address for notice purposes.

10. BROKERS. The parties acknowledge that the broker(s) who negotiated this Lease are stated in Subparagraph 1(n). Each party represents and warrants to the other, that, to its knowledge, no other broker, agent or finder (a) negotiated or was instrumental in negotiating or consummating this Lease on its behalf, and
(b) is or might be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant each agree to promptly indemnify, protect, defend and hold harmless the other from and against any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and court costs) resulting from any breach by the indemnifying party of the foregoing representation, including, without limitation, any claims that may be asserted by any broker, agent or finder undisclosed by the indemnifying party. The foregoing mutual indemnity shall survive the expiration or earlier termination of this Lease.

11. SURRENDER; HOLDING OVER

(a) SURRENDER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not constitute a merger, and shall, at the option of Landlord, operate as an assignment to Landlord of any or all subleases or subtenancies. Upon the expiration or earlier termination of this Lease, Tenant agrees to peaceably surrender the Premises to Landlord broom clean and in a state of good order, repair and condition, ordinary wear and tear and casualty damage (if this Lease is terminated as a result thereof pursuant to Paragraph
20) excepted, together with all of Tenant's personal property and Alterations (as defined in Paragraph 13) removed from the Premises to the extent required under Paragraph 13 and all damage caused by such removal repaired as required by Paragraph 13. At least ninety (90) days, prior to the date Tenant is to actually surrender the Premises to Landlord, Tenant agrees to give Landlord notice of the exact date Tenant will surrender the Premises so that Landlord and Tenant can schedule a walk-through of the Premises to review the condition of the Premises and identify the Alterations and personal property which are to remain upon the Premises and which items Tenant is to remove as well as any repairs Tenant is to make upon surrender of the Premises as required by this Lease. During such ninety (90) day period, Landlord may, at its option, retain the services of one or more inspectors or consultants to inspect the Premises and all equipment and fixtures located therein to determine if they are in the condition required for proper surrender by Tenant. If any such inspections disclose any deficiencies in the condition of the Premises, Tenant will promptly cause the same to be corrected in a good and workmanlike manner at Tenant's sole cost and expense prior to the surrender date. The delivery of keys to any employee of Landlord or to Landlord's agent or any employee thereof alone will not be sufficient to constitute a termination of this Lease or a surrender of the Premises.

(b) HOLDING OVER. Except as herein provided, Tenant will not be permitted to hold over possession of the Premises after the expiration or earlier termination of the Term. If Tenant holds over after the expiration or earlier termination of the Term, Landlord shall treat Tenant as a month-to-month tenant, and such continued occupancy by Tenant shall be subject to all of the terms, covenants and conditions of this Lease, so far as applicable, except that the Monthly Base Rent for any such holdover period shall be equal to one hundred three percent (103%) of the Monthly Base Rent in effect under this Lease immediately prior to such holdover, prorated on a daily basis. Acceptance by Landlord of rent after such expiration or earlier termination will not result in a renewal of this Lease. Any such holdover month-to-month tenancy shall be terminable on ninety
(90) days notice, which notice may be given prior to expiration of the Term. If Tenant shall continue to hold over after the expiration of such ninety (90) day period, Landlord may, at its option, treat Tenant as a tenant at sufferance only, with such continued occupancy by Tenant to be subject to all the terms and conditions of this Lease, so far as applicable except that the Monthly Base Rent during such continued holdover period shall be equal to one hundred fifty percent (150%) of the Monthly Base Rent in effect during the final month of the scheduled Term of this Lease. The provisions of this Paragraph 11 are in addition to and do not affect Landlord's right of re-entry or any rights of Landlord under this Lease or as otherwise provided by law. If Tenant fails to surrender the Premises upon or after the expiration of this Lease in accordance with the terms of this Paragraph 11 despite demand to do so by Landlord, as described above, Tenant agrees to promptly indemnify, protect, defend and hold Landlord harmless from all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs (including attorneys' fees and costs), including, without limitation, reasonable and necessary costs and expenses reasonably and actually incurred by Landlord in returning the Premises to the condition in which Tenant was to surrender it and claims made by any succeeding tenant founded on or resulting from Tenant's failure to surrender the Premises. The provisions of this Subparagraph 11(b) will survive the expiration or earlier termination of this Lease.

12. TAXES

(a) PAYMENT OF TAXES. If the Premises are separately assessed, Tenant agrees to pay all real property taxes, as defined in Paragraph 12(b) below, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the due date of such payment. Tenant agrees to promptly furnish Landlord with satisfactory evidence that such real property taxes have been paid. If any such real property taxes paid by Tenant shall cover any period of time prior to or after the expiration of the term thereof, Tenant's share of such real property taxes is to be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Landlord will promptly reimburse Tenant to the extent required. If Tenant fails to pay any such real property taxes, Landlord will have the right to pay the same, in which case Tenant will repay such amount to Landlord with Tenant's next rent installment together with interest at the rate at the Interest Rate. In the event real property taxes are billed to Landlord, Tenant shall pay its pro rata share as determined in Paragraph 12(c) below of said taxes within thirty (30) days after billing by Landlord.

(b) DEFINITION OF "REAL PROPERTY TAXES". As used herein, the term "real property taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, rental tax, parking surcharge, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on or with respect to the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. Assessments and improvement bonds shall be amortized over the longest allowable period and Tenant shall be responsible for only those portions allocable to the term of this Lease. The term "real property taxes" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax"; (ii) the nature of which was hereinabove included within the definition of "real property tax"; (iii) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer; (iv) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof; (v) which is measured by or reasonably attributable to the cost or value of Tenant's equipment, fixtures or other property located on the Premises or Tenant's leasehold improvements made in or to the Premises, regardless of whether title to such improvements shall be in Landlord or Tenant;
(vi) levied upon and directly measured by the rent payable hereunder; and (vii) upon or with respect to the possession, leasing, operation, maintenance, management, repair, use or occupancy by Tenant of the Premises or any portion thereof.

(c) JOINT ASSESSMENT. If the Premises are not separately assessed, Tenant's liability shall be an equitable proportion of the real property taxes for all of the land and improvement included within the tax parcel assessed, such proportion to be reasonably determined from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

(d) PERSONAL PROPERTY TAXES. Tenant agrees to pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant will cause said trade fixtures, furnishings, equipment and all other personal property !o be assessed and billed separately from the real property of Landlord. If any of Tenant's personal property is assessed with Landlord's real property, Tenant shall pay Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

13. ALTERATIONS. After installation of the initial Tenant Improvements for the Premises pursuant to EXHIBIT "C", Tenant may, at its sole cost and expense, make alterations, additions, improvements, "UTILITY INSTALLATIONS" and decorations to the Premises (collectively, "ALTERATIONS") subject to and only upon the following terms and conditions:

(a) PROHIBITED ALTERATIONS. Except as herein permitted, Tenant may not, without Landlord's prior written consent, make any Alterations which: (i) affect any area outside the Premises; (ii) adversely affect the Building's structure, roof, equipment, services or systems (other than Utility Installations), or the proper functioning thereof, or Landlord's access thereto; (iii) affect the outside appearance, character or use of the Building or the Common Areas; (iv) in the reasonable opinion of Landlord, lessen materially the value of the Building; or
(v) will violate or require a change in any occupancy certificate applicable to the Premises which adversely affects their future use. As used in this Paragraph 13, the term "UTILITY INSTALLATIONS" means carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, heating, ventilation and air conditioning systems, plumbing systems, fencing, landscaping, signage, telephone, cable or other communication systems of any kind, satellite or other radio or television reception or transmitting devices, or gas lines.

(b) LANDLORD'S APPROVAL. Before proceeding with any Alterations which are not prohibited in Subparagraph 13(a) above, Tenant must first obtain Landlord's written approval of the plans, specifications and working drawings for such Alterations, which approval Landlord will not unreasonably withhold or delay; provided, however, Landlord's prior approval will not be required for any such Alterations which are not prohibited by Subparagraph 13(a) above and which are either purely cosmetic or decorative in nature (such as floor or wall coverings) or which cost less than Fifty Thousand Dollars ($50,000) as long as (i) Tenant delivers to Landlord notice and a copy of any final plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof, and (ii) the other conditions of this Paragraph 13 are satisfied, including, without limitation, conforming to Landlord's rules, regulations and insurance requirements which govern contractors. Landlord's approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities.

(c) CONTRACTORS. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days' prior written notice and Tenant's contractors must obtain and maintain, on behalf of Tenant and at Tenant's sole cost and expense, all necessary governmental permits and approvals for the commencement and completion of such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of this Lease.

(d) MANNER OF PERFORMANCE. All Alterations must be performed: (i) in accordance with the plans, specifications and working drawings submitted to and, if required, approved by Landlord; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant of the Development, nor impose any additional expense upon Landlord; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) OWNERSHIP. The Tenant Improvements and all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of this Lease; provided, however, Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require Tenant to remove at the expiration or earlier termination of this Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve as provided in this Paragraph
13. Landlord shall have the right to require removal of Alterations which it did not have the opportunity to approve only if Landlord shall provide Tenant with written notice of the items which require removal within ten (10) days following Landlord's receipt of copies of the plans, specifications and/or working drawings therefor given to Landlord before Tenant commences construction of any such Alterations. Tenant's obligations with respect to the removal of Alterations and restoration of the Premises shall be limited further as set forth in Paragraph 13(b). If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of this Lease and repair any damage to the Premises caused by such removal (or, subject to Paragraph 11(b) hereof, Tenant agrees to pay to Landlord all of Landlord's costs of such removal and repair). Landlord shall not have the right to require the removal of any Alterations which do not materially alter the character of the Premises or materially diminish their utility in use for general office and support functions.

(f) PLAN REVIEW. To the extent any Alterations affect the Building structure or systems, Tenant agrees to pay Landlord, as additional rent, the actual and reasonable costs of professional services and costs for general conditions of Landlord's third party consultants if utilized by Landlord (but not Landlord's "in-house" personnel) for review of all plans, specifications and working drawings for any Alterations, within thirty (30) days after Tenant's receipt of invoices either from Landlord or such consultants.

(g) PERSONAL PROPERTY. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant's business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and, unless otherwise agreed between Landlord and Tenant in writing, must be removed by Tenant from the Premises, at Tenant's sole cost and expense, on or before the expiration or earlier termination of this Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of this Lease.

(h) REMOVAL OF ALTERATIONS. If Tenant fails to remove within ten (10) days following the expiration or earlier termination of this Lease all of its personal property, Landlord may, at its option, upon prior written notice to Tenant, treat such failure as a hold-over pursuant to Subparagraph 11(b) above if it materially impairs Landlord's ability to retake or relet the Premises, and/or Landlord may (without liability to Tenant for loss thereof) treat such personal property and/or Alterations as abandoned and, at Tenant's sole cost and expense, and in addition to Landlord's other rights and remedies under this Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten
(10) days' prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all reasonable costs of disposition of Tenant's abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord's attorneys' fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

14. REPAIRS

(a) TENANT'S OBLIGATIONS. Except as otherwise provided herein, and subject to any express warranties of construction or condition by Landlord, Tenant shall, at Tenant's sole cost and expense, keep the interior nonstructural portions of the Premises and every part thereof, including, without limitation, the Tenant Improvements (except that for which Landlord is expressly made responsible under the terms of this Lease) in good order, condition and repair, including, without limiting the generality of the foregoing, all equipment or facilities located within and serving the Premises exclusively, such as interior or above foundation or slab plumbing or utility lines, electrical systems, lighting facilities, boilers, fired or unfired pressure vessels, fire alarm and/or smoke detection systems and equipment, interior non-load bearing walls, ceilings, floor coverings, windows, doors, and plate glass, reasonable wear and tear excepted. Tenant shall also be responsible for interior pest control and Tenant's signs located on the Premises. Tenant agrees to cause any mechanics' liens or other liens arising as a result of work performed by Tenant or at Tenant's direction to be eliminated as provided in Paragraph 15 below.

(b) TENANT'S FAILURE TO REPAIR. If Tenant refuses or neglects to repair and maintain the Premises properly as required hereunder to the reasonable satisfaction of Landlord, Landlord, at any time following ten (10) days from the date on which Landlord makes a written demand on Tenant to effect such repair and maintenance, may enter upon the Premises and make such repairs and/or maintenance, and upon completion thereof, Tenant agrees to pay to Landlord as additional rent, Landlord's costs for making such repairs plus an amount not to exceed five percent (5%) of such costs for overhead, within thirty (30) days of receipt from Landlord of a written itemized bill therefor. Any amounts not reimbursed by Tenant within such thirty (30) day period will bear interest at the Interest Rate until paid by Tenant.

(c) LANDLORD'S OBLIGATIONS. In addition to and without limiting the express warranties and agreements of Landlord contained elsewhere in this Lease, and any express warranties of construction by Landlord, Landlord shall, at its sole cost and expense and without reimbursement as an Operating Expense, (i) maintain all structural portions of the Building including, but not limited to, the foundation and roof structure, within or below the foundation or slab plumbing fixtures installed by Landlord, below the foundation or slab utility lines installed by Landlord, and the structural soundness of the load bearing walls of the Building in good repair, reasonable wear and tear excepted, and (ii) replace (as opposed to repair and maintain), if necessary during the initial term of this Lease, the Building roof structure, HVAC above the roof level, and/or the Building elevators; provided, however, that to the extent any such replacement(s) become necessary during any Option Term (as defined in Paragraph 41 hereof), such cost shall be included as an Operating Expense as set forth and subject to the amortization limits in EXHIBIT "E" attached hereto; provided further, that to the extent repairs and/or replacements to such items are required as a result of (x) Tenant's failure to observe and fulfill its obligations under Paragraph 14(a) above, or (y) the negligent or intentionally willful acts or omissions of Tenant or its employees, agents, contractors, or subtenants, such repairs and/or replacements plus an administration fee of five percent (5%) shall be made by Landlord at the sole cost of Tenant. In addition, Landlord shall perform or cause to be performed all maintenance, repair and other services to which Common Area Expenses are applicable as and when the same are reasonably necessary, including, but not limited to, landscape maintenance, driveway and parking area maintenance for the Premises and Common Areas, exterior lighting maintenance, waste removal, external painting for the Building, and signs for the Development. Further, Landlord shall, at Tenant's sole cost and expense as part of the Building Operating Expenses, keep the Building elevators, Building heating, ventilation and air conditioning system ("HVAC"), and Building roof covering in good order, condition and repair, reasonable wear and tear expected, and in furtherance thereof, Landlord shall procure and maintain, at Tenant's sole cost and expense, (i) a roof maintenance contract, (ii) an HVAC maintenance contract, and (iii) an elevator maintenance contract, and the terms of all of such maintenance contracts shall be reasonable and customary, such that the construction warranties applicable to the roof, elevators and HVAC remain enforceable and in effect.

Except for the obligations of Landlord in this Paragraph 14 above, under Paragraph 20 relating to damage or destruction of the Premises, or under Paragraph 21 relating to eminent domain, it is intended by the parties that Landlord have no obligation of any kind whatsoever, (i) to repair or maintain the Premises or any portion thereof or any equipment therein, all of which obligations are intended to be Tenant's obligations, or (ii) to pay any other cost or expense whatsoever directly or indirectly relating to Tenant's operation or use of the Premises. Except as provided below, Tenant waives the right to make repairs at Landlord's expense under any law, statute, ordinance, rule, regulation, order or ruling (including, without limitation, the provisions of California Civil Code Sections 1941 and 1942 and any successor statutes or laws of a similar nature).

(d) SELF-HELP. Notwithstanding anything to the contrary contained in Paragraph 14(c) of this Lease, and in addition to any other available remedies, if Landlord fails to perform any obligation under this Lease which it is obligated to perform within the time periods set forth in Paragraph 23 of this Lease following receipt of written notice from Tenant, and if Landlord does not in good faith dispute that it is supposed to be performing such obligation but fails to diligently attempt to do so, then Tenant shall be permitted to perform such obligations on Landlord's behalf in the Premises, provided Tenant first delivers to Landlord an additional two (2) business days prior written notice that Tenant will be performing such obligations, and provided Landlord fails to commence to perform such obligations within such additional two (2) business day period. Additionally, if immediate repair to the Building is necessitated by an emergency (meaning imminent threat of bodily injury or material property damage) to which Landlord cannot timely respond, then Tenant, after notifying Landlord of said emergency, may undertake all necessary repairs to the Building reasonably required under the then existing emergency circumstances; provided, however, that Landlord reserves the right, at any time, to undertake the completion of any repair work begun by Tenant under emergency circumstances. If the obligations to be performed by Tenant, whether due to emergency circumstances or otherwise, will affect the structure of the Building or the Building's life safety, electrical, plumbing, HVAC or sprinkler systems, then Tenant shall use only those contractors used by Landlord in the Building for work thereon, provided Landlord notifies Tenant of the names of such contractors upon Tenant's request (unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed). All other contractors shall be subject to Landlord's reasonable approval, and Landlord agrees to approve or reject any contractor proposed to be used by Tenant within eight (8) business hours (i.e., between 8:00 a.m. and 6:00 p.m., Monday through Friday) of receipt of Tenant's second notice, or, in the event of an emergency as contemplated above, as soon as reasonably possible after Landlord receives notice from Tenant of the repairs necessitated by such emergency, provided that if a proposed contractor is licensed and bonded and all requisite permits have been obtained for the desired work, then Landlord agrees not to withhold its approval of the proposed contractor. Any work performed by or on behalf of Tenant shall be performed in accordance with provisions of clauses (ii), (iii) and (iv) of Paragraph 13(d) of this Lease. Landlord agrees to promptly reimburse Tenant following the receipt of a written statement of all reasonable and actual costs incurred by Tenant in performing such obligations on behalf of Landlord ("COSTS"). If Landlord disputes Tenant's entitlement to some or all of the Costs and fails or refuses to reimburse such Costs to Tenant within thirty (30) days after Tenant's written demand therefor, then Tenant may deduct the Costs from rent due under this Lease after and only to the extent Tenant has been authorized to do so by the arbitrator pursuant to and in accordance with the terms of Paragraph 43 of the Addendum hereof.

15. LIENS. Tenant agrees not to permit any mechanic's, materialmen's or other liens to be filed against all or any part of the Premises or the Development, nor against Tenant's leasehold interest in the Premises, by reason of or in connection with any repairs, alterations, improvements or other work contracted for or undertaken by Tenant or any other act or omission of Tenant or Tenant's agents, employees, contractors, licensees or invitees. At Landlord's request, Tenant agrees to provide Landlord with enforceable, conditional and final lien releases (or other evidence reasonably requested by Landlord to demonstrate protection from liens) from all persons furnishing labor and/or materials at the Premises. Landlord will have the right at all reasonable times to post on the Premises and record any notices of non-responsibility which it deems necessary for protection from such liens. If any such liens are filed, Tenant will, at its sole cost, promptly cause such liens to be released of record or bonded so that it no longer affects title to the Premises or the Development. If Tenant fails to cause any such liens to be so released or bonded within thirty (30) days (or such shorter period of time as Landlord's lender may require in its loan documents) after receiving notice of the filing thereof, such failure will be deemed a material breach by Tenant under this Lease without the benefit of any additional notice or cure period described in Paragraph 22 below, and Landlord may, without waiving its rights and remedies based on such breach, and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payment in satisfaction of the claims giving rise to such liens. Tenant agrees to pay to Landlord within thirty (30) days after receipt of invoice from Landlord, any sum paid by Landlord to remove such liens, together with interest at the Interest Rate from the date of such payment by Landlord.

16. ENTRY BY LANDLORD. Landlord and its employees and agents will at all times (during normal business hours and after at least 24 hours prior written notice to Tenant, except in the case of emergency, in which event no prior notice to Tenant shall be required) have the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers or, during the last 180 days of the Term, to tenants, to post notices of nonresponsibility, and/or to repair the Premises as permitted or required by this Lease. In exercising such entry rights, Landlord will endeavor to minimize, as reasonably practicable, the interference with Tenant's business (except in emergency situations). Landlord may, in order to carry out such purposes, erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed. Landlord will at all times have and retain a key with which to unlock all doors in the Premises, excluding Tenant's vaults and safes. Landlord will have the right to use any and all means which Landlord may reasonably deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, will not be construed or deemed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises.

17. UTILITIES AND SERVICES. Tenant agrees to contract directly for and to pay for all water, gas, heat, light, power, telephone, waste/trash removal, sewer and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Tenant, Tenant agrees to pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other Premises. Landlord will not be liable to Tenant for any failure to furnish any of the foregoing utilities and services if such failure is caused by all or any of the following: (i) accident, breakage or repairs; (ii) strikes, lockouts or other labor disturbance or labor dispute of any character; (iii) governmental regulation, moratorium or other governmental action or inaction; (iv) inability despite the exercise of reasonable diligence to obtain electricity, water or fuel; or (v) any other cause beyond Landlord's reasonable control. In addition, in the event of any stoppage or interruption of services or utilities, Tenant shall not be entitled to any abatement or reduction of rent and (except as expressly provided in Subparagraphs 20(f) or 21(b) if such failure results from a damage or taking described therein or if such interruption is due to the acts or negligent omissions of Landlord as provided below), no eviction of Tenant will result from such failure and Tenant will not be relieved from the performance of any covenant or agreement in this Lease because of such failure. Notwithstanding anything in this Lease to the contrary, if, as a result of the negligent acts or omissions of Landlord or its agents, contractors or employees, for more than three (3) consecutive business days following written notice to Landlord, there is no elevator service to the Premises, or no HVAC or electricity to the Premises, or such an interruption of other essential utilities and building services, such as fire protection or water, so that any portion of the Premises cannot be and is not used by Tenant as contemplated in this Lease, in Tenant's judgment reasonably exercised, then Tenant's rent shall thereafter be abated until the Premises are again usable by Tenant in proportion to the extent to which Tenant's use of the Premises is interfered with; provided, however, that if Landlord is diligently pursuing the repair of such utilities or services and Landlord provides substitute services reasonably suitable for Tenant's purposes, as for example, bringing in portable air-conditioning equipment, then there shall not be an abatement of rent. This paragraph shall not apply in case of damage to, or destruction of, the Building, which shall be governed by a separate provision of this Lease. Notwithstanding the foregoing, Tenant may not abate rent if Landlord disputes Tenant's right to abate or the amount thereof until and only to the extent the arbitrator provides that Tenant may do so in accordance with and pursuant to the terms of Paragraph 43 of the Addendum hereof. Except under emergency circumstances, Landlord shall neither willfully take any action nor willfully fail to take any action which action or failure would result in an interruption of such services to the Premises.

18. ASSUMPTION OF RISK AND INDEMNIFICATION

(a) ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby agrees that neither Landlord nor any Landlord Indemnified Parties (as defined in Subparagraph 8(c) above) will be liable to Tenant for, and, as to such parties, Tenant expressly assumes the risk of and waives any and all claims it may have against Landlord or any Landlord Indemnified Parties with respect to, (i) any and all damage to property or injury to persons in, upon or about the Premises (except that resulting from the negligent or willful act or omission of Landlord or its employees, agents or contractors), (ii) any such damage caused by other tenants or persons in or about the Premises, or caused by quasi-public work, (iii) any loss of or damage to property by theft or otherwise, or (iv) any injury or damage to persons or property resulting from any casualty, explosion, falling plaster or other masonry or glass, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place, or resulting from dampness (except to the extent resulting from any negligent or willful act or omission of Landlord or its employees, agents or contractors). Notwithstanding anything to the contrary contained in this Lease, neither Landlord nor any Landlord Indemnified Parties will be liable for consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein by Tenant or any Tenant Parties or for interference with light or other incorporeal hereditaments. The assumption of risk and waiver contained in this section is solely for the benefit of Landlord and the Landlord Indemnified Parties, shall not include or accrue to the benefit of any other party and shall not waive any express warranties contained in this Lease or the Work Letter Agreement.

(b) INDEMNIFICATION. Tenant will be liable for, and agrees, to the maximum extent permissible under applicable law, to promptly indemnify, protect, defend and hold harmless Landlord and Landlord Indemnified Parties, from and against, any and all claims, damages, judgments, suits, causes of action, losses, liabilities, penalties, fines, expenses and costs, including attorneys' fees and court costs (collectively, "INDEMNIFIED Claims"), arising or resulting from (i) any negligent act or omission of Tenant or any Tenant Parties (as defined in Paragraph 1(q) above); (ii) the use of the Premises and conduct of Tenant's business by Tenant or any Tenant Parties, or any other activity, work or thing done, permitted or suffered by Tenant or any Tenant Parties, in or about the Premises; and/or (iii) any default by Tenant of any obligations on Tenant's part to be performed under the terms of this Lease. In case any action or proceeding is brought against Landlord or any Landlord Indemnified Parties by reason of any such Indemnified Claims, Tenant, upon notice from Landlord, agrees to promptly defend the same at Tenant's sole cost and expense by counsel reasonably acceptable to Landlord. To the extent counsel for a matter with respect to which Tenant is to defend Landlord under this Lease is selected by Tenant's insurer, and such counsel may defend Landlord's interest without irreconcilable conflict, then Landlord agrees to accept such counsel and to waive any conflict which is waivable under the applicable Canons of Ethics to the extent such conflict is reconcilable to the reasonable satisfaction of Landlord. In addition, to the extent that any claims for indemnification by Landlord under this Lease are covered by fire, casualty, liability or other similar insurance required to be maintained or maintained by Landlord under this Lease, the premiums for which are included in Operating Expenses, then the benefit of such insurance shall accrue as an offset to Tenant's indemnity obligations hereunder.

(c) SURVIVAL; NO RELEASE OF INSURERS. Tenant's indemnification obligations under Subparagraph 18(b) will survive the expiration or earlier termination of this Lease. Tenant's covenants, agreements and indemnification obligation in Subparagraphs 18(a) and 18(b) above, are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Tenant pursuant to the provisions of this Lease.

(d) INDEMNITY BY LANDLORD. Notwithstanding anything to the contrary contained in Paragraph 18 of, or elsewhere in, this Lease, Tenant shall not be required to indemnify and hold Landlord harmless from any Indemnified Claims resulting from the negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors (except for damage to Tenant's personal property, fixtures, furniture and equipment in the Premises, to the extent Tenant is required to obtain insurance coverage therefor pursuant to the terms of this Lease), and, subject to the limitations contained in (i) the last sentence of Paragraph 18(a) of this Lease, and (ii) Paragraph 35 of this Lease, Landlord agrees to indemnify and hold Tenant harmless from and against any and all such Indemnified Claims. Landlord's indemnification obligations under this Lease will survive the expiration or earlier termination of this Lease and are not intended to and will not relieve any insurance carrier of its obligations under policies required to be carried by Landlord and/or by Tenant pursuant to the provisions of this Lease.

(e) CONDITIONS TO INDEMNIFICATION. In any case which indemnification or a holding harmless of a party is provided for under this Lease by either party (the "INDEMNIFYING PARTY"), the party seeking to be held harmless or indemnified (the "INDEMNIFIED PARTY") shall comply with the following:

  (i) The Indemnified Party shall tender the claim or other matter in question to the Indemnifying Party by written notice promptly after the Indemnified Party becomes aware of the issue and in any event in sufficient time to permit a complete defense of the claim or issue.

  (ii) Except to the extent the claim is covered by insurance carried by either party, in which event responsibility for defending the matter shall be determined as specified by the parties' respective insurers, and subject to the provisions of this Lease, the Indemnifying Party shall be responsible for defending, compromising and paying the claim.

  (iii) The Indemnified Party shall provide all information reasonably required and requested by the Indemnifying Party and reasonably cooperate in the defense of the claim.

  (iv) The Indemnified Party shall take no action which materially impairs the Indemnifying Party's ability to defend the claim.

  (v) The Ind emnified Party may, but shall not be obligated to, employ counsel of its own choosing at its sole cost and expense to participate in defending the claim, but such counsel shall have no authority to control the defense.

  (vi) If the Indemnifying Party, after receipt of notice as herein provided, shall fail to promptly proceed to defend and thereafter diligently pursue the defense of the claim, then the Indemnified Party may defend and thereafter compromise or pay it, and the Indemnifying Party shall be obligated to reimburse the cost thereof to the Indemnified Party within thirty (30) days of receiving an invoice therefor.

19. INSURANCE

(a) TENANT'S INSURANCE. On or before the date Tenant is permitted any access to the Premises pursuant to this Lease (which may be prior to the Commencement
Date), and continuing throughout the entire Term hereof and any other period of occupancy, Tenant agrees to keep in full force and effect, at its sole cost and expense, the following insurance:

  (i) "ALL RISKS" property insurance including at least the following perils: fire and extended coverage, smoke damage, vandalism, malicious mischief, and sprinkler leakage. This insurance policy must be upon all property owned by Tenant, for which Tenant is legally liable, or which is installed at Tenant's expense, and which is located in the Premises including, without limitation, any Alterations and all furniture, fittings, installations, fixtures and any other personal property of Tenant, in an amount not less than the full replacement cost thereof.

  (ii) One (1) year insurance coverage for business interruption and loss of income and extra expense insuring the same perils described in Subparagraph 19(a)(i) above, in such amounts as will reimburse Tenant for any direct or indirect loss of earnings attributable to any such perils including prevention of access to the Premises, Tenant's parking areas or the Building as a result of any such perils; however, Tenant may self insure this risk, subject to Paragraph 19(f) below.

  (iii) Commercial General Liability Insurance (on an occurrence form) insuring bodily injury, personal injury and property damage including the following divisions and extensions of coverage: Premises and Operations; Owners and Contractors protective; blanket contractual liability (including coverage for Tenant's indemnity obligations under this Lease); and products and completed operations. Such insurance must have the following minimum limits of liability: bodily injury, personal injury and property damage - $5,000,000 each occurrence, provided that if liability coverage is provided by a Commercial General Liability policy the general aggregate limit shall apply
  separately  and  in  total  to  this  location  only  (per  location   general
  aggregate).

  (iv) Comprehensive Automobile Liability insuring bodily injury and property damage arising from all owned, non-owned and hired vehicles, if any, with minimum limits of liability of $1,000,000 per accident.

  (v) Worker's Compensation or similar insurance as required by the laws of the State.

  (vi) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts, and for insurance risks against which, a prudent tenant would protect itself, but only to the extent coverage for such risks and amounts are available in the insurance market at commercially acceptable rates. Landlord makes no representation that the limits of liability required to be carried by Tenant under the terms of this Lease are adequate to protect Tenant's interests and Tenant should obtain such additional insurance or increased liability limits as Tenant deems appropriate.

(b) SUPPLEMENTAL TENANT INSURANCE REQUIREMENTS. All policies must be in a form reasonably satisfactory to Landlord and issued by an insurer permitted to do business in the State. All policies must be issued by insurers with a minimum policyholder rating of "B+" and a financial rating of "VI" in the most recent version of Best's Key Rating Guide at the time the policy is issued. All policies must contain a requirement to notify Landlord (and Landlord's property manager and any mortgagees or ground lessors of Landlord who are named as additional insureds, if any) in writing not less than thirty (30) days prior to any material change, reduction in coverage, cancellation or other termination thereof. Tenant agrees to deliver to Landlord, as soon as practicable after placing the required insurance, but in any event within the time frame specified in Subparagraph 19(a) above, certificate(s) of insurance evidencing the existence of such insurance and Tenant's compliance with the provisions of this Paragraph 19. Tenant agrees to cause replacement certificates to be delivered to Landlord not less than thirty (30) days prior to the expiration of any such policy or policies. If any such initial or replacement certificates are not furnished within the time(s) specified herein, Landlord, after ten (10) days prior written notice to Tenant, will have the right, but not the obligation, to procure such insurance as Landlord deems necessary to protect Landlord's interests at Tenant's expense as herein contemplated. If Landlord obtains any insurance that is the responsibility of Tenant under this Paragraph 19, Landlord agrees to deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed and Tenant agrees to promptly reimburse Landlord for such costs as additional rent. General Liability and Automobile Liability policies under Subparagraphs 19(a)(iii) and (iv) must name Landlord and Landlord's property manager (and at Landlord's request, Landlord's mortgagees and ground lessors of which Tenant has been informed in writing) as additional insureds and must also contain a provision that the insurance afforded by such policy is primary insurance and any insurance carried by Landlord and Landlord's property manager or Landlord's mortgagees or ground lessors, if any, will be excess over and non-contributing with Tenant's insurance.

(c) BUILDING INSURANCE. Landlord shall obtain, as an Operating Expense, a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, but in no event less than the total amount required by lenders having liens on the Premises, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, and special extended perils ("ALL RISK" as such term is used in the insurance industry), including twelve
(12) months rent loss insurance. Landlord may also elect to insure the perils of flood and/or earthquake, but such insurance shall be at Landlord's sole cost and expense without reimbursement as an Operating Expense. Said insurance shall provide for payment of loss to Landlord, or to the holders of mortgages or the beneficiaries under deeds of trust on the Premises. If such insurance coverage has a deductible clause, the deductible amount shall not initially exceed Ten Thousand ($10,000) per occurrence, subject to increase over the Term as may be normal and customary as compared to similar projects. If the Premises are part of a group of buildings owned by Landlord which are adjacent to the Premises, then Tenant shall pay for any increase in the property insurance of such other buildings if said increase is caused by Tenant's acts, omissions, use or occupancy of the Premises. Notwithstanding the foregoing, if Tenant demonstrates to Landlord's reasonable satisfaction that it can, in its capacity as an insurance company, save at least twenty-five percent (25%) in annual premiums for comparable coverage over the insurance coverage Landlord would otherwise obtain under this Paragraph 19(c), then Tenant may, in its capacity as an insurance company, if it so elects, issue and carry such insurance, provided the parties are first able to agree upon and execute an amendment to this Lease satisfactory to Tenant, Landlord and Landlord's lender with respect to the different circumstances where Tenant obligates itself to be the insuring party, such as, without limitation, deductibles, disbursements, liabilities, rent abatement provisions and the like.

(d) TENANT'S USE. Tenant will not keep, use, sell or offer for sale in or upon the Premises any article which may be prohibited by any insurance policy periodically in force covering the Premises. If Tenant's occupancy or business in, or on, the Premises, whether or not Landlord has consented to the same, results in any increase in premiums for the insurance periodically carried by Landlord with respect to the Building or results in the need for Landlord to maintain special or additional insurance, Tenant agrees to pay Landlord the cost of any such increase in premiums or special or additional coverage as additional rent within thirty (30) days after being billed therefor by Landlord. In determining whether increased premiums are a result of Tenant's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, will be conclusive evidence of the several items and charges which make up such rate. Tenant agrees to promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

(e) CANCELLATION OF LANDLORD'S POLICIES. If any of Landlord's insurance policies are canceled or cancellation is threatened or the coverage reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Tenant or any assignee or subtenant of Tenant or by anyone Tenant permits on the Premises and, if Tenant fails to remedy the condition giving rise to such cancellation, threatened cancellation, reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within forty-eight (48) hours after notice thereof, Tenant, subject to notice and cure, will be deemed to be in material default of this Lease and Landlord may, at its option, enter upon the Premises and attempt to remedy such condition, and Tenant shall promptly pay Landlord the reasonable costs of such remedy as additional rent. If Landlord is unable, or elects not to remedy such condition, then Landlord will have all of the remedies provided for in this Lease in the event of a default by Tenant.

(f) WAIVER OF CLAIMS. Notwithstanding any provision of this Lease to the contrary, whenever (a) any loss, cost, damage or expense (collectively, "DAMAGE") resulting from fire, explosion or any other casualty is incurred by either Landlord or by Tenant or by anyone claiming by, through or under Landlord or Tenant in connection with the Premises, its contents, or the Development, and
(b) such party is covered in whole or in part by insurance with respect to such damage or is required under this Lease to be so insured, then the party so insured (or so required) hereby waives (on its own behalf and on behalf of its insurer) any claims against and releases the other party from any liability said other party may have on account of such damage. The foregoing is not intended to release Tenant from liability for damage in connection with any such casualty up to the amount of the insurance deductible as described in Paragraph 19(c) above.

20. DAMAGE OR DESTRUCTION

(a) PARTIAL DESTRUCTION. If the Premises are damaged by fire or other casualty to an extent not exceeding twenty-five percent (25%) of the full replacement cost thereof, and Landlord's contractor reasonably estimates in a writing delivered to Landlord and Tenant that the damage thereto may be repaired, reconstructed or restored to substantially its condition immediately prior to such damage within two hundred seventy (270) days from the date of such casualty, and Landlord will receive insurance proceeds sufficient to cover the costs of such repairs, reconstruction and restoration (including proceeds from Tenant and/or Tenant's insurance which Tenant is required to deliver to Landlord pursuant to Subparagraph 20(e) below to cover Tenant's obligation for the costs of repair, reconstruction and restoration of any portion of any Alterations for which Tenant is responsible under this Lease), then Landlord agrees to commence and proceed diligently with the work of repair, reconstruction and restoration and this Lease will continue in full force and effect.

(b) SUBSTANTIAL DESTRUCTION. Any damage or destruction to the Premises or the Building which Landlord is not obligated to repair pursuant to Subparagraph 20(a) above will be deemed a substantial destruction. In the event of a substantial destruction, Landlord may elect to either: (i) repair, reconstruct and restore the portion of the Premises damaged by such casualty, in which case this Lease will continue in full force and effect, subject to Tenant's termination right contained in Subparagraph 20(d) below; or (ii) terminate this Lease effective as of the date which is thirty (30) days after Tenant's receipt of Landlord's election to so terminate.

(c) NOTICE. Under any of the conditions of Subparagraph 20(a) or (b) above, Landlord agrees to give written notice to Tenant of its intention to repair or terminate, as permitted in such paragraphs, within the earlier of forty-five
(45) days after the occurrence of such casualty, or fifteen (15) days after Landlord's receipt of the estimate from Landlord's contractor (the applicable time period to be referred to herein as the "NOTICE PERIOD").

(d) TENANT'S TERMINATION RIGHTS. If Landlord elects to repair, reconstruct and restore pursuant to Subparagraph 20(b)(i) hereinabove, and if Landlord's contractor estimates that as a result of such damage, Tenant cannot be given reasonable use of and access to the Premises within two hundred seventy (270) days after the date of such damage, then Tenant may terminate this Lease effective upon delivery of written notice to Landlord within ten (10) days after Landlord delivers notice to Tenant of its election to so repair, reconstruct or restore.

(e) TENANT'S COSTS AND INSURANCE PROCEEDS. In the event of any damage or destruction of all or any part of the Premises, Tenant agrees to immediately (i) notify Landlord thereof, and (ii) deliver to Landlord all property insurance proceeds received by Tenant with respect to any Alterations, but excluding proceeds for Tenant's furniture, fixtures, equipment and other personal property, whether or not this Lease is terminated as permitted in this Paragraph 20, and Tenant hereby assigns to Landlord all rights to receive such insurance proceeds. If, for any reason (including Tenant's failure to obtain insurance for the full replacement cost of any Alterations from any and all casualties), Tenant fails to receive insurance proceeds covering the full replacement cost of any Alterations which are damaged, Tenant will be deemed to have self-insured the replacement cost of such items, and upon any damage or destruction thereto, Tenant agrees to immediately pay to Landlord the full replacement cost of such items, less any insurance proceeds actually received by Landlord from Landlord's or Tenant's insurance with respect to such items; provided, however, that Landlord shall not be obligated to restore improvements which it has specified must be removed upon expiration of this Lease unless Tenant provides the insurance proceeds therefor, which Tenant, at its option, may retain.

(f) ABATEMENT OF RENT. In the event of any damage, repair, reconstruction and/or restoration described in this Paragraph 20, rent will be abated or reduced, as the case may be, in proportion to the degree to which Tenant's use of the Premises is impaired during such period of repair until such use is restored. Except for abatement of rent as provided hereinabove, Tenant will not be entitled to any compensation or damages for loss of, or interference with, Tenant's business or use or access of all or any part of the Premises or for lost profits or any other consequential damages of any kind or nature, which result from any such damage, repair, reconstruction or restoration.

(g) INABILITY TO COMPLETE. Notwithstanding anything to the contrary contained in this Paragraph 20, if Landlord is obligated or elects to repair, reconstruct and/or restore the damaged portion of the Building or the Premises pursuant to Subparagraph 20(a) or 20(b)(i) above, but is delayed from completing such repair, reconstruction and/or restoration beyond the date which is ninety (90) days after the date estimated by Landlord's contractor for completion thereof by reason of any causes (other than delays caused by Tenant, its subtenants, employees, agents or contractors or delays which are beyond the reasonable control of Landlord as described in Paragraph 33), then either Landlord or Tenant may elect to terminate this Lease upon ten (10) days' prior written notice given to the other after the expiration of such ninety (90) day period. This option shall apply for Landlord only if Tenant is unable to utilize a significant portion of the Premises (more than 50%) and is unwilling to commence paying rent during the extended construction or repair period.

(h) DAMAGE NEAR END OF TERM. Landlord and Tenant shall each have the right to terminate this Lease if any material damage to the Building occurs during the last twelve (12) months of the Term of this Lease where Landlord's contractor estimates in a writing delivered to Landlord and Tenant that the repair, reconstruction or restoration of such damage cannot be completed within thirty
(30) days after the date of such casualty. If either party desires to terminate this Lease under this Subparagraph (h), it shall provide written notice to the other party of such election within ten (10) days after receipt of Landlord's contractor's repair estimates.

(i) GENERALLY. In the event of any fire or other casualty during the Term of this Lease, Landlord shall proceed to adjust its insurance claims therefor as promptly as reasonably possible and shall keep Tenant apprised of all material developments concerning whether and when the Premises are to be restored. Tenant shall cooperate with Landlord in this effort so that the parties can achieve the resolution of all issues involved on as prompt a basis as reasonably possible. In addition, Tenant may, at its option, extend any deadline applicable to restoration of the Premises and decisions relating thereto by agreeing to pay Monthly Base Rent for periods by which the deadlines will be exceeded, and Landlord may, at its option, extend any such deadlines by providing Tenant with reasonably equivalent office space within the Development for periods by which the deadlines will be exceeded.

(j) WAIVER OF TERMINATION RIGHT. Landlord and Tenant agree that the foregoing provisions of this Paragraph 20 are to govern their respective rights and obligations in the event of any damage or destruction and supersede and are in lieu of the provisions of any applicable law, statute, ordinance, rule, regulation, order or ruling now or hereafter in force which provide remedies for damage or destruction of leased premises (including, without limitation, the provisions of California Civil Code Section 1932, Subsection 2, and Section 1933, Subsection 4 and any successor statute or laws of a similar nature).

(k) TERMINATION. Upon any termination of this Lease under any of the provisions of this Paragraph 20, the parties will be released without further obligation to the other from the date possession of the Premises is surrendered to Landlord except for items which have accrued and are unpaid as of the date of termination and matters which are to survive any termination of this Lease as provided in this Lease.

21. EMINENT  DOMAIN

(a) SUBSTANTIAL TAKING. If the whole of the Premises or a material portion thereof or of the parking areas for the Premises is taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party will have the right to terminate this Lease effective as of the date possession is required to be surrendered to such authority. For purposes of the preceding sentence, a "material" portion of the Premises or of the parking areas for the Premises is deemed to be any portion without which Tenant can no longer viably operate its business in the Premises without incurring substantial additional expense.

(b) PARTIAL TAKING; ABATEMENT OF RENT. In the event of a taking of a portion of the Premises which does not constitute a material taking under Subparagraph 21(a) above, then, neither party will have the right to terminate this Lease and Landlord will thereafter proceed to make a functional unit of the remaining portion of the Premises (but only to the extent Landlord receives proceeds therefor from the condemning authority), and rent will be abated in proportion to the percentage of parking or the floor area of the Premises which Tenant is deprived of on account of such taking; provided, however, there will be no abatement of rent if the only area taken is that which does not have a building or parking area used by Tenant located thereon.

(c) CONDEMNATION AWARD. In connection with any taking of all or any portion of the Premises, Landlord will be entitled to receive the entire amount of any award which may be made or given in such taking or condemnation, without deduction or apportionment for any estate or interest of Tenant, it being expressly understood and agreed by Tenant that no portion of any such award will be allowed or paid to Tenant for any so-called bonus or excess value of this Lease, and such bonus or excess value will be the sole property of Landlord. Tenant agrees not to assert any claim against Landlord or the taking authority for any compensation because of such taking (including any claim for bonus or excess value of this Lease); provided, however, if any portion of the Premises is taken, Tenant will have the right to recover from the condemning authority (but not from Landlord unless included in the award to Landlord) any compensation as may be separately awarded or recoverable by Tenant for the taking of Tenant's furniture, fixtures, equipment and other personal property within the Premises, for Tenant's relocation expenses, and for any other damage to Tenant's business by reason of such taking.

(d) TEMPORARY TAKING. In the event of taking of the Premises or any part thereof for temporary use, (i) this Lease will remain unaffected thereby and rent will equitably abate for the duration of the taking, and (ii) Landlord will be entitled to receive such portion or portions of any award made for such use with respect to the period of the taking, provided that if such taking remains in force at the expiration or earlier termination of this Lease, Tenant will then pay to Landlord a sum equal to the reasonable cost of performing Tenant's obligations under Paragraph 11 with respect to surrender of the Premises and upon such payment Tenant will be excused from such obligations. For purpose of this Subparagraph 21(d), a temporary taking shall be defined as a taking for a period of ninety (90) days or less.

22. DEFAULTS AND REMEDIES

(a) DEFAULTS. The occurrence of any one or more of the following events will be deemed a default by Tenant:

  (i) The abandonment (as defined in California Civil Code Section 1951.3) of the Premises by Tenant.

  (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure continues for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, the provisions of California Code of Civil Procedure Section 1161 regarding unlawful detainer actions or any successor statute or law of a similar nature).

  (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Subparagraph 22(a)(i) or (ii) above, where such failure continues for a period of twenty (20) days (or such other period of time as may be specified in this Lease as to the specific circumstances) after written notice thereof from Landlord to Tenant. The provisions of any such notice will be in lieu of, and not in addition to, any notice required under applicable law (including, without limitation, California Code of Civil Procedure Section 1161 regarding unlawful detainer actions and any successor statute or similar law). If the nature of Tenant's default is such that more than twenty (20) days (or such other period of time as may be specified in this Lease as to the specific circumstances) are reasonably required for its cure, then Tenant will not be deemed to be in default if Tenant, with Landlord's concurrence, commences such cure within such twenty (20) day period (or such other period of time as may be specified in this Lease as to the specific circumstances) and thereafter diligently prosecutes such cure to completion.

  (iv) (a) The making by Tenant of any general assignment for the benefit of creditors; (b) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days.

(b) LANDLORD'S REMEDIES; TERMINATION. In the event of any default by Tenant, in addition to any other remedies available to Landlord at law or in equity under applicable law (including, without limitation, the remedies of Civil Code
Section 1951.4 and any successor statute or similar law, which provides that Landlord may continue this Lease in effect following Tenant's breach and abandonment and collect rent as it falls due, if Tenant has the right to sublet or assign, subject to reasonable limitations), Landlord will have the immediate right and option to terminate this Lease and all rights of Tenant hereunder. If Landlord elects to terminate this Lease then, to the extent permitted under applicable law, Landlord may recover from Tenant: (i) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rent loss that Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rent loss that Tenant proves could be reasonably avoided; plus
(iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, results therefrom including, but not limited to: attorneys' fees and costs; brokers' commissions; the costs of refurbishment, alterations, renovation and repair of the Premises, and removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, Alterations and any other items which Tenant is required under this Lease to remove but does not remove.

As used in Subparagraphs 22(b)(i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the Interest Rate. As used in Subparagraph 22(b)(iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

To the extent that Landlord's claim against Tenant includes commissions or other leasing and construction costs related to the execution by Landlord of a new lease for all or any portion of the Premises, the costs for which Tenant shall be liable shall be limited to an amount which is reasonable when considering that some or all of such costs would have eventually had to have been incurred by Landlord even if Tenant did not default.

(c) LANDLORD'S REMEDIES; RE-ENTRY RIGHTS. In the event of any default by Tenant, in addition to any other remedies available to Landlord under this Lease, at law or in equity, Landlord will also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere and/or disposed of at the sole cost and expense of and for the account of Tenant in accordance with the provisions of Subparagraph 13(h) of this Lease or any other procedures permitted by applicable law. No re-entry or taking possession of the Premises by Landlord pursuant to this Subparagraph 22(c) will be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(d) LANDLORD'S REMEDIES; RE-LETTING. In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord elects to re-enter the Premises or takes possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof on terms and conditions as Landlord in its sole and absolute discretion may deem advisable with the right to make alterations and repairs to the Premises in connection with such reletting. If Landlord elects to relet the Premises, then rents received by Landlord from such reletting will be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting as limited pursuant to Paragraph 22(b) above; third, to the payment of the cost of any alterations and repairs to the Premises incurred in connection with such reletting as limited pursuant to Paragraph 22(b) above; fourth, to the payment of rent due and unpaid hereunder and the residue, if any, will be held by Landlord and applied to payment of future rent as the same may become due and payable hereunder. Should that portion of such rents received from such reletting during any month, which is applied to the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant agrees to pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency will be calculated and paid monthly.

(e) LANDLORD'S REMEDIES; PERFORMANCE FOR TENANT. All covenants and agreements to be performed by Tenant under any of the terms of this Lease are to be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant fails to pay any sum of money owed to any party other than Landlord, for which it is liable under this Lease, or if Tenant fails to perform any other act on its part to be performed hereunder, and such failure continues for twenty
(20) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from its obligations, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. Tenant agrees to reimburse Landlord upon demand for all sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the Interest Rate, from the date of such payment by Landlord until reimbursed by Tenant. This remedy shall be in addition to any other right or remedy of Landlord set forth in this Paragraph 22.

(f) LATE PAYMENT.  If Tenant fails to pay any installment of rent within fifteen
(15) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within fifteen (15) days of when due, such late amount will accrue interest at the Interest Rate and Tenant agrees to pay Landlord as additional rent such interest on such amount from the date such amount becomes due until such amount is paid. In addition, if Tenant fails to pay any installment of rent within fifteen (15) days of when due or if Tenant fails to make any other payment for which Tenant is obligated under this Lease within fifteen (15) days of when due, Tenant agrees to pay to Landlord concurrently with such late payment amount, as additional rent, a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra costs Landlord will incur as a result of such late payment. The parties agree that (i) it would be impractical and extremely difficult to fix the actual damage Landlord will suffer in the event of Tenant's late payment, (ii) such interest and late charge represents a fair and reasonable estimate of the detriment that Landlord will suffer by reason of late payment by Tenant, and
(iii) the payment of interest and late charges are distinct and separate in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for Landlord's processing, administrative and other costs incurred by Landlord as a result of Tenant's delinquent payments. Acceptance of any such interest and late charge will not constitute a waiver of the Tenant's default with respect to the overdue amount, or prevent Landlord from exercising any of the other rights and remedies available to Landlord. If Tenant incurs a late charge more than three
(3) times in any period of twelve (12) months during the Lease Term, then, notwithstanding that Tenant cures the late payments for which such late charges are imposed, Landlord will have the right to require Tenant thereafter to pay all installments of Monthly Base Rent quarterly in advance throughout the remainder of the Lease Term. Notwithstanding anything to the contrary in this Subparagraph (f), with respect to the first delinquent installment of Monthly Base Rent in each Lease Year, no interest shall accrue and no late charges shall be payable provided that Tenant pays to Landlord such delinquent installments of Monthly Base Rent within five (5) days after Landlord's delivery of written notice that such installment is past due. Any interest or late charges provided for hereunder shall be deemed to have been waived by Landlord unless an invoice therefor is presented by Landlord to Tenant within one hundred eighty (180) days after such charge first accrues.

(g) RIGHTS AND REMEDIES CUMULATIVE. All rights, options and remedies of Landlord contained in this Lease will be construed and held to be cumulative, and no one of them will be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or in equity, whether or not stated in this Lease. Nothing in this Paragraph 22 will be deemed to limit or otherwise affect Tenant's indemnification of Landlord pursuant to any provision of this Lease.

23. LANDLORD'S DEFAULT. Landlord will not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord fails to perform such obligation within thirty (30) days after the receipt of written notice from Tenant specifying in detail Landlord's failure to perform; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord will not be deemed in default if it commences such performance within such thirty
(30) day period and thereafter diligently pursues the same to completion. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to the limitations on liability set forth in Paragraph 35 of this Lease.

24. ASSIGNMENT AND SUBLETTING

(a) RESTRICTION ON TRANSFER. Except as expressly provided in this Paragraph 24, Tenant will not, either voluntarily or by operation of law, assign or encumber this Lease or any interest herein or sublet the Premises or any part thereof, or permit the use or occupancy of the Premises by any party other than Tenant (any such assignment, encumbrance, sublease or the like will sometimes be referred to as a "TRANSFER"), without the prior written consent of Landlord, which consent
Landlord  will  not  unreasonably   withhold.

(b) CORPORATE AND PARTNERSHIP TRANSFERS. For purposes of this Paragraph 24, if Tenant is a corporation, partnership or other entity, any transfer, assignment, encumbrance or hypothecation of fifty percent (50%) or more (individually or in the aggregate) of any stock or other ownership interest in such entity, and/or any transfer, assignment, hypothecation or encumbrance of any controlling ownership or voting interest in such entity, will be deemed a Transfer and will be subject to all of the restrictions and provisions contained in this Paragraph
24. Notwithstanding the foregoing, the immediately preceding sentence will not apply to any transfers of stock of Tenant if Tenant or Tenant's parent company is a publicly-held corporation and such stock is transferred publicly over a
recognized   security  exchange  or   over-the-counter   market.

(c) PERMITTED CONTROLLED TRANSFERS. Notwithstanding the provisions of this Paragraph 24 to the contrary, Tenant may assign this Lease or sublet the Premises or any portion thereof ("PERMITTED TRANSFER"), without Landlord's consent, to any parent, subsidiary or affiliate entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from a merger or consolidation with Tenant, or to, with respect to partial subleases only, any person or entity acting as a subcontractor or service provider for Tenant, or to any person or entity which acquires substantially all the assets of Tenant's business as a going concern, provided that: (i) at least ten (10) days prior to such assignment or sublease, Tenant delivers to Landlord the financial statements and other financial and background information of the assignee or sublessee described in Subparagraph 24(d) below; (ii) if an assignment, the assignee assumes, in full, the obligations of Tenant under this Lease (or if a sublease, the sublessee of a portion of the Premises or Term assumes, in full, the obligations of Tenant with respect to such portion); (iii) Tenant remains fully liable under this Lease; and (iv) the use of the Premises under Paragraph 8 remains materially unchanged.

(d) TRANSFER NOTICE. If Tenant desires to effect a Transfer, then at least fifteen (15) days prior to the date when Tenant desires the Transfer to be effective (the "TRANSFER DATE"), Tenant agrees to give Landlord a notice (the "TRANSFER NOTICE"), stating the name, address and business of the proposed assignee, sublessee or other transferee (sometimes referred to hereinafter as "TRANSFEREE"), reasonable information (including references) concerning the character, ownership, and financial condition of the proposed Transferee, the Transfer Date, any ownership or commercial relationship between Tenant and the proposed Transferee, and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord may reasonably require. If Landlord reasonably requests additional detail, the Transfer Notice will not be deemed to have been received until Landlord receives such additional detail, and Landlord may withhold consent to any Transfer until such information is provided to it.

(e) LANDLORD'S OPTIONS. Within ten (10) days of Landlord's receipt of any Transfer Notice, and any additional information requested by Landlord concerning the proposed Transferee's financial responsibility, Landlord will elect to do one of the following: (i) consent to the proposed Transfer; or (ii) refuse such consent, which refusal shall be on reasonable grounds including, without limitation, those set forth in Subparagraph 24(f) below.

(f) REASONABLE DISAPPROVAL. Landlord and Tenant hereby acknowledge that Landlord's disapproval of any proposed Transfer pursuant to Subparagraph 24(e) will be deemed reasonably withheld if based upon any reasonable factor, including, without limitation, any or all of the following factors: (i) [intentionally omitted]; (ii) the portion of the Premises to be sublet is demised irregularly in shape with inadequate means of ingress and egress; (iii) the use of the Premises by the Transferee (a) is not permitted by the use provisions in Paragraph 8 hereof, (b) violates any exclusive use granted by Landlord to another tenant in the Development of which Tenant has written notice, or (c) is reasonably deemed by Landlord to present a risk of incompatibility to the other tenants of the Development or otherwise poses a risk of materially increased liability to Landlord; or (iv) the Transferee does not have the financial capability to fulfill the obligations imposed by the Transfer and this Lease, considering that Tenant remains liable under this Lease, provided that this factor (iv) may only be considered as a basis for Landlord's disapproval of a proposed Transfer pursuant to Subparagraph 24(e) if Tenant's financial condition has, at the time of the proposed Transfer request, deteriorated from that existing as of the date of this Lease to the point that Tenant, in Landlord's reasonable opinion, may no longer have the financial capability to perform its obligation under this Lease.

(g) ADDITIONAL CONDITIONS. A condition to Landlord's consent to any Transfer of this Lease will be the delivery to Landlord of a true copy of the fully executed instrument of assignment, sublease, transfer or hypothecation, and, in the case of an assignment, the delivery to Landlord of an agreement executed by the Transferee in form and substance reasonably satisfactory to Landlord, whereby the Transferee assumes and agrees to be bound by all of the terms and provisions of this Lease and to perform all of the obligations of Tenant hereunder. As a condition to Landlord's consent to any sublease, such sublease must provide that in the event of termination of this Lease for any reason, including without limitation a voluntary surrender by Tenant, or in the event of any reentry or repossession of the Premises by Landlord, Landlord may, at its option, either
(i) terminate the sublease, or (ii) take over all of the right, title and interest of Tenant, as sublessor, under such sublease, in which case such sublessee will attorn to Landlord, but that nevertheless Landlord will not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant, or (3) be bound by any previous modification of any sublease made without Landlord's written consent, or by any previous prepayment by sublessee of more than one month's rent.

(h) EXCESS RENT. If Landlord consents to any assignment of this Lease, Tenant agrees to pay to Landlord, as additional rent, fifty percent (50%) of all sums and other consideration actually paid to and for the benefit of Tenant by the assignee on account of the assignment, as and when such sums and other consideration are paid by the assignee to or for the benefit of Tenant (or, if Landlord so requires, and without any release of Tenant's liability for the same, Tenant agrees to instruct the assignee to pay such sums and other consideration directly to Landlord). If for any sublease, Tenant receives rent or other consideration, either initially or over the term of the sublease, in excess of the rent fairly allocable to the portion of the Premises which is subleased based on square footage, Tenant agrees to pay to Landlord as additional rent fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant promptly after its receipt. In calculating excess rent or other consideration which may be payable to Landlord under this paragraph, Tenant will be entitled to deduct commercially reasonable third party brokerage commissions and attorneys' fees, tenant improvement construction costs and other amounts reasonably and actually expended by Tenant in connection with such assignment or subletting. Upon request, Tenant will provide reasonable evidence of such expenditures to Landlord.

(i) INTENTIONALLY OMITTED.

(j) NO RELEASE. No Transfer will release Tenant of Tenant's obligations under this Lease or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. Landlord may require that, while Tenant is in default under this Lease, any Transferee remit directly to Landlord on a monthly basis, all monies due Tenant by said Transferee. However, the acceptance of rent by Landlord from any other person will not be deemed to be a waiver by Landlord of any provision hereof. Consent by Landlord to one Transfer will not be deemed consent to any subsequent Transfer. In the event of default by any Transferee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such Transferee or successor. Landlord may consent to subsequent assignments of this Lease or sublettings or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and any such actions will not relieve Tenant of liability under this Lease.

(k) ADMINISTRATIVE AND ATTORNEYS' FEES. If Tenant effects a Transfer (other than a Permitted Transfer) or requests the consent of Landlord to any Transfer (whether or not such Transfer is consummated), then, upon demand, Tenant agrees to reimburse Landlord any reasonable attorneys' and paralegal fees incurred by Landlord in connection with such Transfer or request for consent (whether attributable to Landlord's in-house attorneys or paralegals or otherwise), not to exceed $300.00. Reimbursement of Landlord's attorneys' and paralegal fees will in no event obligate Landlord to consent to any proposed Transfer.

25. SUBORDINATION. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and at the election of Landlord or any mortgagee or beneficiary with a deed of trust encumbering the Premises, or any lessor of a ground or underlying lease with respect to the Premises, this Lease will be subject and subordinate at all times to: (i) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises; and (ii) the lien of any mortgage or deed of trust which may now exist or hereafter be executed for which the Premises, or Landlord's interest and estate in any of said items, is specified as security; provided that Tenant receives a non-disturbance agreement from the prospective lessor, mortgagee or beneficiary. Notwithstanding the foregoing, Landlord reserves the right to subordinate any such ground leases or underlying leases or any such liens to this Lease. If any such ground lease or underlying lease terminates for any reason or any such mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, at the election of Landlord's successor in interest, Tenant agrees to attorn to and become the tenant of such successor in which event Tenant's right to possession of the Premises will not be disturbed as long as Tenant is not in default under this Lease. Tenant hereby waives its rights under any law which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event of any such foreclosure proceeding or sale. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form reasonably required by Landlord, any additional documents evidencing the priority or subordination of this Lease and Tenant's attornment agreement with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. If Tenant fails to sign and return any such documents within fifteen (15) days of receipt, Tenant will be in default hereunder.

26. ESTOPPEL CERTIFICATE. Within fifteen (15) days following any written request which Landlord may make from time to time, Tenant agrees to execute and deliver to Landlord a statement, in a form substantially similar to the form of EXHIBIT "F" attached hereto or as may reasonably be required by Landlord's lender, certifying: (i) the date of commencement of this Lease; (ii) whether this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, and stating the date and nature of such modifications); (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) whether there are any known current defaults under this Lease by either Landlord or Tenant; and (v) such other matters reasonably requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or any interest therein. Tenant's failure to deliver such statement within such time will be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Without limiting the foregoing, if Tenant fails to deliver any such statement within such ten (10) day period, Landlord may deliver to Tenant an additional request for such statement and Tenant's failure to deliver such statement to Landlord within ten
(10) days after delivery of such additional request will constitute a default under this Lease. Tenant agrees to indemnify and protect Landlord from and against any and all claims, damages, losses, liabilities and expenses (including attorneys' fees and costs) attributable to any failure by Tenant to timely deliver any such estoppel certificate to Landlord as required by this Paragraph 26.

27. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises and Common Areas by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

28. RULES AND REGULATIONS. Tenant agrees to faithfully observe and comply with the "RULES AND REGULATIONS," a copy of which is attached hereto and incorporated herein by this reference as EXHIBIT "G", and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord.

29. MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS. If, in connection with Landlord's obtaining or entering into any financing or ground lease affecting the Premises, the lender or ground lessor requests modifications to this Lease, Tenant, within twenty (20) days after request therefor, agrees to execute an amendment to this Lease incorporating such modifications, provided such modifications are reasonable and do not increase the obligations of Tenant under this Lease or adversely affect the leasehold estate created by this Lease. In the event of any default on the part of Landlord, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Premises or ground lessor of Landlord whose address has been furnished to Tenant, and Tenant agrees to offer such beneficiary, mortgagee or ground lessor a reasonable opportunity to cure the default (including with respect to any such beneficiary or mortgagee, time to obtain possession of the Premises, subject to this Lease and Tenant's rights hereunder, by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure).

30. DEFINITION OF LANDLORD. The term "LANDLORD," as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, means and includes only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title (other than a transfer for security purposes only), Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) will be automatically relieved from and after the date of such transfer, assignment or conveyance of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, so long as the transferee assumes in writing all such covenants and obligations of Landlord arising after the date of such transfer. Landlord and Landlord's transferees and assignees have the absolute right to transfer all or any portion of their respective title and interest in the Premises, the Building, the Development and/or this Lease without the consent of Tenant, and such transfer or subsequent transfer will not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

31. WAIVER. The waiver by either party of any breach of any term, covenant or condition herein contained will not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor will any custom or practice which may develop between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon performance in strict accordance with said terms. The subsequent acceptance of rent or any other payment hereunder by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of a lesser sum than the basic rent and additional rent or other sum then due will be deemed to be other than on account of the earliest installment of such rent or other amount due, nor will any endorsement or statement on any check or any letter accompanying any check be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or other amount or pursue any other remedy provided in this Lease. The consent or approval of Landlord to or of any act by Tenant requiring Landlord's consent or approval will not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar acts by Tenant.

32. PARKING. So long as this Lease is in effect, Landlord grants to Tenant and Tenant's Parties a non-exclusive license to use the number of parking spaces designated in Paragraph 1(q) hereof in the designated parking areas in the Common Areas. Tenant may, if it so elects, convert all or any portion of its reserved parking to reserved visitor parking. All visitor parking will be on a non-exclusive, in common basis with all other visitors and guests of the Development. Tenant will not use or allow any of Tenant's Authorized Users to use any parking spaces which have been specifically assigned by Landlord to other tenants or occupants or for other uses such as visitor parking or which have been designated by any governmental entity as being restricted to certain uses. Landlord may assign any unreserved and unassigned parking spaces and/or make all or any portion of such spaces reserved, if Landlord reasonably determines that it is necessary for orderly and efficient parking or for any other reasonable reason. Tenant and Tenant's Authorized Users shall comply with all rules and regulations regarding parking set forth in EXHIBIT "G" attached hereto and Tenant agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to comply with such rules and regulations. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

33. FORCE MAJEURE. If either Landlord or Tenant is delayed, hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lock-outs, labor troubles, inability to procure standard materials, failure of power, restrictive governmental laws, regulations or orders or governmental action or inaction (including failure, refusal or delay in issuing permits, approvals and/or authorizations which is not the result of the action or inaction of the party claiming such delay), riots, civil unrest or insurrection, war, fire, earthquake, flood or other natural disaster, unusual and unforeseeable delay which results from an interruption of any public utilities (e.g., electricity, gas, water, telephone) or other unusual and unforeseeable delay not within the reasonable control of the party delayed in performing work or doing acts required under the provisions of this Lease, then performance of such act will be excused for the period of the delay and the period for the performance of any such act will be extended for a period equivalent to the period of such delay. The provisions of this Paragraph 33 will not operate to excuse Tenant from prompt payment of rent or any other payments required under the provisions of this Lease.

34. SIGNS. Subject to Tenant's compliance with the terms of this Paragraph 34, Tenant is hereby granted the right (i) to install one (1) Building top sign on each of the Buildings, bearing Tenant's name and logo, and (ii) such other identification and/or marketing (in connection with an assignment or subleasing) signs as Tenant may deem necessary for the operation of its business and which are reasonably approved by Landlord in advance in writing. Landlord and Tenant will mutually determine the exact locations on the Premises for Tenant's signs. Tenant shall install and maintain Tenant's identification sign(s) (if Tenant desires to install signs) in such designated location in accordance with this Paragraph 34 at Tenant's sole cost and expense. Tenant has no further right to install Tenant identification signs in any other location in, on or about the Development. The size, design, color and other physical aspects of any and all permitted sign(s) will be subject to (i) Landlord's written approval prior to installation, which approval may not be unreasonably withheld or delayed, (ii) any covenants, conditions or restrictions governing the Premises, and (iii) any applicable municipal or governmental permits and approvals. Tenant will be solely responsible for all costs for installation, maintenance, repair and removal of any Tenant identification sign(s). If Tenant fails to remove Tenant's sign(s) upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's sole cost and expense. Tenant agrees to reimburse Landlord for all costs incurred by Landlord to effect any installation, maintenance or removal on Tenant's account, which amount will be deemed additional rent, and may include, without limitation, all sums disbursed, incurred or deposited by Landlord including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the Interest Rate from the date of Landlord's demand until paid by Tenant. In the event Landlord, at its sole discretion, elects to construct a common tenant-identification monument sign that borders Enterprise Street (the "ENTERPRISE MONUMENT SIGN"), Tenant shall be permitted to install its identification sign panel on the Enterprise Monument Sign in a location to be determined by Landlord, in its reasonable discretion. If Tenant elects to put its name on the Enterprise Monument Sign, then Tenant shall pay a prorata share of the cost of entitling, designing, installing, constructing, repairing and maintaining same. Tenant's pro-rata share shall be a fraction, the numerator of which shall be the square footage of Tenant's sign panel on the Enterprise Monument Sign, and the denominator of which is the total square footage of all sign panels on the Enterprise Monument Sign, including Tenant's. Additionally, Landlord will, in a reasonable location designated by Landlord and at Landlord's sole cost and expense, install a directory monument designating the locations/addresses (but not tenants' names) of the buildings in the Development.

Landlord, in its capacity as Declarant under the CC&R's (defined in EXHIBIT "E" attached hereto), hereby approves (i) the identification and/or marketing signs described in this Paragraph 34, subject to further reasonable approval as to consistency with other signage in the Pacific Commercentre Business Park in terms of size, number and location, and (ii) Tenant's Building top signage, provided such sign and signage comply with the Sign Criteria shown on EXHIBIT "J" attached hereto. The signs described in clauses (i) and (ii) immediately above remain subject to City approval.

35. LIMITATION ON LIABILITY. In consideration of the benefits accruing hereunder, Tenant on behalf of itself and all successors and assigns of Tenant covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) tenant's recourse against Landlord for monetary damages will be limited to Landlord's interest in the Premises including, subject to the prior rights of any Mortgagee, Landlord's interest in the rents of the Premises and any insurance proceeds payable to Landlord; (b) except as may be necessary to secure jurisdiction of Landlord, no member or partner of Landlord shall be sued or named as a party in any suit or action and no service of process shall be made against any member or partner of Landlord;
(c) no member or partner of Landlord shall be required to answer or otherwise plead to any service of process; (d) no judgment will be taken against any member or partner of Landlord and any judgment taken against any member or partner of Landlord may be vacated and set aside at any time after the fact; (e) no writ of execution will be levied against the assets of any member or partner of Landlord; (f) the obligations under this Lease do not constitute personal obligations of the individual members, partners, directors, officers or shareholders of Landlord, and Tenant shall not seek recourse against the individual members, partners, directors, officers or shareholders of Landlord or any of their personal assets for satisfaction of any liability in respect to this Lease; and (g) these covenants and agreements are enforceable both by Landlord and also by any member or partner of Landlord.

36. FINANCIAL STATEMENTS. Prior to the execution of this Lease by Landlord and at any time during the Term of this Lease upon ten (10) days prior written notice from Landlord, Tenant agrees to provide Landlord with the most current financial statement legally available for Tenant and financial statements for the two (2) years prior to the current financial statement year for Tenant. Such statements are to be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, audited by an independent certified public accountant. Such financial statements may reflect the financial condition of Tenant and its affiliated entities on a consolidated basis if separate financials do not exist.

37. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that upon Tenant paying the rent required under this Lease and paying all other charges and performing all of the covenants and provisions on Tenant's part to be observed and performed under this Lease, Tenant may peaceably and quietly have, hold and enjoy the Premises in accordance with this Lease without hindrance or molestation by Landlord or its agents.

38. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any public auction upon the Premises without first having obtained Landlord's prior written consent.

39. MISCELLANEOUS

(a) CONFLICT OF LAWS. This Lease shall be governed by and construed solely pursuant to the laws of the State of California, without giving effect to choice of law principles thereunder.

(b) SUCCESSORS AND ASSIGNS. Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

(c) PROFESSIONAL FEES AND COSTS. If either Landlord or Tenant should bring suit against the other with respect to this Lease, then all costs and expenses, including without limitation, actual professional fees and costs such as appraisers', accountants' and attorneys' fees and costs, incurred by the party which prevails in such action, whether by final judgment or out of court settlement, shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. As used herein, attorneys' fees and costs shall include, without limitation, attorneys' fees, costs and expenses incurred in connection with any
(i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examination; (iv) discovery; and (v) bankruptcy litigation.

(d) TERMS AND HEADINGS. The words "LANDLORD" and "TENANT" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

(e) TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

(f) PRIOR AGREEMENT; AMENDMENTS. This Lease with its incorporated Exhibits, Addenda and attachments constitutes and is intended by the parties to be a final, complete and exclusive statement of their entire agreement with respect to the subject matter of this Lease. This Lease supersedes any and all prior and contemporaneous agreements and understandings of any kind relating to the subject matter of this Lease. There are no other agreements, understandings, representations, warranties, or statements, either oral or in written form, concerning the subject matter of this Lease. No alteration, modification, amendment or interpretation of this Lease shall be binding on the parties unless contained in a writing which is signed by both parties.

(g) SEPARABILITY. The provisions of this Lease shall be considered separable such that if any provision or part of this Lease is ever held to be invalid, void or illegal under any law or ruling, all remaining provisions of this Lease shall remain in full force and effect to the maximum extent permitted by law.

(h) RECORDING. Upon request by either Landlord or Tenant, the parties shall record a short form memorandum of this Lease prepared by and at the cost of the requesting party and in form and substance reasonably satisfactory to the party of whom the request is made.

(i) COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

40. EXECUTION  OF LEASE

(a) JOINT AND SEVERAL OBLIGATIONS. If more than one person executes this Lease as Tenant, their execution of this Lease will constitute their covenant and agreement that (i) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(ii) the term "TENANT" as used in this Lease means and includes each of them jointly and severally. The act of or notice from, or notice or refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, will be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

(b) TENANT AS CORPORATION OR PARTNERSHIP. If Tenant executes this Lease as a corporation or partnership, then Tenant and the persons executing this Lease on behalf of Tenant represent and warrant that such entity is duly qualified and in good standing to do business in California and that the individuals executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and in the case of a corporation, in accordance with a duly adopted resolution of the board of directors of Tenant, a copy of which is to be delivered to Landlord on execution hereof, if requested by Landlord, and in accordance with the by-laws of Tenant, and, in the case of a partnership, in accordance with the partnership agreement and the most current amendments thereto, if any, copies of which are to be delivered to Landlord on execution hereof, if requested by Landlord, and that this Lease is binding upon Tenant in accordance with its terms.

(c) EXAMINATION OF LEASE. Submission of this instrument by Landlord to Tenant for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

IN WITNESS WHEREOF, the parties have caused this Lease to be duly executed by their duly authorized representatives as of the date first above written.

TENANT:                                     LANDLORD:

APRIA HEALTHCARE, INC.,                     MSGW CALIFORNIA I, LLC,
a Delaware corporation                      a Delaware limited liability company


By:                                         By:
   ------------------------------              ---------------------------------
  Print Name:                                 Print Name:
             --------------------                        -----------------------
  Title:                                      Title:
        -------------------------                   ----------------------------


By:                                         By:
   ------------------------------              ---------------------------------
  Print Name:                                 Print Name:
             --------------------                        -----------------------
  Title:                                      Title:
        -------------------------                   ----------------------------

                                ADDENDUM TO LEASE
                                -----------------

    THIS ADDENDUM TO LEASE ("ADDENDUM") is attached to and constitutes a part of that certain Industrial Lease between MSGW CALIFORNIA I, LLC, a Delaware limited liability company ("LANDLORD"), and APRIA HEALTHCARE, INC., a Delaware corporation ("TENANT"). Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth in this Addendum will be deemed to be a part of the Lease and will supersede any contrary provisions in the Lease and shall prevail and control for all purposes. All references in the Lease and in this Addendum to the defined term "LEASE" are to be construed to mean the Lease as amended and supplemented by this Addendum. Capitalized terms which are not defined in this Addendum have the meanings given to them in the Lease. The paragraphs below are numbered consecutively with those of the Lease.

41. OPTION TO EXTEND.

    (a) EXTENSION OPTION. Subject to the terms of this Paragraph 41 and Paragraph 42 below, Landlord hereby grants to Tenant two (2) consecutive options (each, an "EXTENSION OPTION") to extend the Term of this Lease with respect to the entire Premises only for additional periods of five (5) years each (each, an "OPTION TERM"), on the same terms, covenants and conditions as provided for in this Lease during the initial Lease Term or the first Option Term, as the case may be, except that (i) Tenant shall have no further extension rights, and (ii) Monthly Base Rent shall be established based on the "fair market rental rate" for the Premises for the applicable Option Term as defined and determined in accordance with the provisions of this Paragraph 41 below.

    (b) EXERCISE OF EXTENSION OPTION. Each Extension Option must be exercised, if at all, by written notice ("EXTENSION NOTICE") delivered by Tenant to Landlord no later than the date which is nine (9) months, and no earlier than the date which is fifteen (15) months, prior to the expiration of the then current Term of this Lease.

    (c) FAIR MARKET RENTAL RATE. The term "fair market rental rate" as used in this Addendum shall mean the annual amount per square foot, projected during the relevant period, that a willing, non-equity, tenant (excluding sublease and assignment transactions) would pay, and a willing, landlord of a comparable quality building located in the South Orange County, California area ("COMPARISON AREA") would accept, at arm's length (what Landlord is accepting in current transactions for other buildings within the Development may be considered), for space comparable in size and quality as the leased area at issue taking into account the age, quality and layout of the existing improvements in the leased area at issue and taking into account items that professional real estate brokers customarily consider, including, but not limited to, tenant maintenance obligations, rental rates, space availability, tenant size, tenant improvement allowances, parking, and any other economic matters then being considered by Landlord or the lessors of such similar buildings.

    (d) TENANT'S REVIEW PERIOD. Landlord's determination of fair market rental rate shall be delivered to Tenant in writing not later than thirty (30) days following Landlord's receipt of Tenant's Extension Notice. Tenant will have thirty (30) days ("TENANT'S REVIEW PERIOD") after receipt of Landlord's notice of the fair market rental rate within which to accept such fair market rental rate or to object thereto in writing. If Tenant should fail to respond or object during Tenant's Review Period, then such period shall be extended for an additional period ending ten (10) days after Landlord delivers notice to Tenant that Tenant has not responded and the potential consequences thereof. If Tenant's failure to object to the fair market rental rate submitted by Landlord in writing within Tenant's Review Period should continue for ten (10) or more days following such additional written notice by Landlord, such failure will conclusively be deemed Tenant's approval and acceptance thereof. If Tenant objects to the fair market rental rate submitted by Landlord within Tenant's Review Period, then Landlord and Tenant will attempt in good faith to agree upon such fair market rental rate using their best good faith efforts. If Landlord and Tenant fail to reach agreement on such fair market rental rate within fifteen (15) days following the expiration of Tenant's Review Period (the "OUTSIDE AGREEMENT DATE"), then the Extension Option shall be void and of no force or effect, unless within ten (10) days following the Outside Agreement Date, Tenant demands appraisal in accordance with the following, in which event each party's determination will be submitted to appraisal in accordance with the provisions below.

    (e) APPRAISAL.

        (i) Landlord and Tenant shall each appoint one independent, unaffiliated real estate broker (referred to herein as an "appraiser" even though only a broker) who has been active over the five (5) year period ending on the date of such appointment in the leasing of industrial space in the Comparison Area. Each such appraiser will be appointed within thirty (30) days after the Outside Agreement Date.

        (ii) The two (2) appraisers so appointed will within fifteen (15) days of the date of the appointment of the last appointed appraiser agree upon and appoint a third appraiser who shall be qualified under the same criteria set forth herein above for qualification of the initial two (2) appraisers.

        (iii) The determination of the appraisers shall be limited solely to the issue of whether Landlord's or Tenant's last proposed (as of the Outside Agreement Date) new Monthly Base Rent for the Premises is the closest to the actual new Monthly Base Rent for the Premises as determined by the appraisers, taking into account the requirements of Paragraph 41(c) and this Paragraph 41(e) regarding same.

        (iv) The three (3) appraisers shall within thirty (30) days of the appointment of the third appraiser reach a decision as to whether the parties shall use Landlord's or Tenant's submitted new Monthly Base Rent, and shall notify Landlord and Tenant thereof.

        (v) The decision of the majority of the three (3) appraisers shall be binding upon Landlord and Tenant and neither party will have the right to reject the determination or undo the exercise of the Extension Option. The cost of each party's appraiser shall be the responsibility of the party selecting such appraiser, and the cost of the third appraiser (or arbitration, if necessary) shall be shared equally by Landlord and Tenant.

        (vi) If either Landlord or Tenant fails to appoint an appraiser within the time period in Paragraph (e)(i) herein above, the appraiser appointed by one of them shall reach a decision, notify Landlord and Tenant thereof and such appraiser's decision shall be binding upon Landlord and Tenant and neither party will have the right to reject the determination or undo the exercise of the Extension Option.

        (vii) If the two (2) appraisers fail to agree upon and appoint a third appraiser, both appraisers shall be dismissed and the matter to be decided shall be forthwith submitted to binding arbitration under the provisions of the American Arbitration Association.

        (viii) In the event that the new Monthly Base Rent is not established prior to end of the then current term of the Lease, the Monthly Base Rent immediately payable at the commencement of the applicable Option Term shall be 103% of the Monthly Base Rent payable in the last month of the immediately preceding Term. Notwithstanding the above, once the fair market rental is determined in accordance with this section, the parties shall settle any under or overpayment on the next Monthly Base Rent payment date falling not less than thirty (30) days after such determination.

42. OPTIONS.

    (a) As used in this Paragraph 42, the word "OPTION" means the Extension Options pursuant to Paragraph 41 herein and the Right to Lease pursuant to Paragraph 44 herein.

    (b) The Options are personal to the original Tenant executing this Lease and may be exercised only by the original Tenant executing this Lease while occupying the entire Premises and without the intent of thereafter assigning this Lease or subletting the Premises and may not be exercised or be assigned, voluntarily or involuntarily, by any person or entity other than the original Tenant executing this Lease; provided, that while the Options may be exercised by the assignee (but not sublessee) of this Lease pursuant to a Permitted Transfer in accordance with Paragraph 24(c), only the Extension Options (and not the Right to Lease pursuant to Paragraph 44 herein) may be exercised by an assignee (but not sublessee) of this Lease that is not pursuant to a Permitted Transfer in accordance with Paragraph 24(c). The Options are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    (c) Tenant shall have no right to exercise any Option, notwithstanding any provision of the grant of the Option to the contrary, and Tenant's exercise of any Option may be nullified by Landlord and deemed of no further force or effect, if Tenant shall be in default of any monetary obligation or material non-monetary obligation under the terms of this Lease as of Tenant's exercise of the Option at issue or at the commencement of the Option event and such default is not cured within the time period provided in this Lease.

43. ARBITRATION. If any dispute referenced in the last sentence of either Paragraph 14 or Paragraph 17 of this Lease arises ("DISPUTE"), and if no other specific procedure is included in this Lease to resolve such Dispute, then such Dispute, if timely demanded pursuant to Subparagraph (a) below, shall be resolved and adjudicated by binding arbitration in accordance with this Paragraph 43. The arbitrator shall be a neutral, disinterested retired judge selected by the parties from a panel of retired judges available through the Judicial Arbitration and Mediation Service ("JAMS") or, if JAMS or its successor does not then exist, by any other arbitrator or retired judge affiliated with a private, disinterested association providing arbitration services. Should the parties fail to agree on the selection of a disinterested, neutral arbitrator within twenty (20) days of written demand accompanied by written notice of the Dispute by either party, either party may petition a court of competent jurisdiction and proper venue to appoint an arbitrator. The arbitration shall be held within sixty (60) days after the selection of the arbitrator. The parties hereby agree to allow the taking of depositions for discovery purposes in the arbitration proceedings. Any hearings required for purposes of the arbitration shall be in Orange County, California at the offices of the arbitrator or such other place designated by the arbitrator. The arbitration procedure shall be subject to the following:

    (a) Any demand for arbitration shall be in writing and must be made and served on the other party within a reasonable time after the Dispute has arisen and in no event shall the demand for arbitration be made after the earlier of the date which is (i) thirty (30) days after service by either party of summons and complaint, the subject matter of which is essentially identical with the subject matter of the demand for arbitration, or (ii) the date that institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statute of limitations.

    (b) The provisions of this Paragraph 43 are not intended to require Landlord or Tenant to arbitrate any matters relating to any default under this Lease, which matters shall be governed by the applicable provisions of this Lease and/or applicable law.

    (c) All proceedings involving the parties shall be reported by a certified shorthand court reporter and written transcripts of the proceedings shall be prepared and made available to the parties.

    (d) The arbitrator shall prepare and deliver to the parties factual findings in writing which shall include the reasons on which the decision of the arbitrator is based. The arbitrator shall be bound by the provisions of this Lease, and shall not add to, subtract from or otherwise modify such provisions.

    (e) Final decision by the arbitrator must be provided to the parties within thirty (30) days from the date on which the matter is submitted to the arbitrator.

    (f) The prevailing party (as defined below) shall be awarded interest on the amount awarded (at the Interest Rate), reasonable attorneys' fees, expert and nonexpert witness costs and expenses (including without limitation the fees and costs of the court reporter described in Subparagraph (c) above), and other costs and expenses incurred in connection with the arbitration, unless the arbitrator for good cause determines otherwise.

    (g) As used herein, the term "prevailing party" shall mean the party, if any, that the arbitrator determines is "clearly the prevailing party."

    (h) Costs and fees of the arbitrator shall be borne by the nonprevailing party, unless the arbitrator for good cause determines otherwise. If there is no prevailing party, the parties shall bear their own fees and costs and split the fees and costs of the arbitrator and court reporter.

    (i) The award or decision of the arbitrator, which may include equitable relief, shall be final and judgment may be entered on it in accordance with applicable law in any court having jurisdiction over the matter. The provisions of this Paragraph 43 are not intended to alter the applicable provisions of law which provide the grounds on which a court may vacate an arbitration award.

44. RIGHT TO LEASE ADDITIONAL SPACE.

    (a) Subject to the terms of this Paragraph 44 and Paragraph 42, entitled "OPTIONS," and so long as the Landlord under this Lease owns the First Offer Space, during Landlord's initial lease-up of the First Offer Space (defined below), Tenant shall have a right to lease (the "RIGHT TO LEASE") all of and not just some of that certain two (2) story office building in the Development commonly known as Building No. 3 as shown on Exhibit "A", which Building will contain approximately 50,940 square feet, to the extent such space becomes available for lease to third parties during the initial Term (the "FIRST OFFER SPACE").

    (b) Landlord shall, no less than thirty (30) days prior to commencement of a marketing program for the First Offer Space, deliver to Tenant written notification ("LANDLORD'S AVAILABILITY NOTICE") of Landlord's intent to market such First Offer Space. Within ten (10) days following delivery of Landlord's Availability Notice, Tenant will in writing have the right to request from Landlord a written statement setting forth the basic economic terms, including, but not limited to, Landlord's determination (as provided in Paragraph 40(c) above) of the Monthly Base Rent, term, an improvement allowance, if any, and all other economic terms and conditions (collectively, the "ECONOMIC TERMS"), upon which Landlord is willing to lease the First Offer Space. Notwithstanding any of the foregoing to the contrary, if Tenant does not elect to lease all of Building No. 3 pursuant to the foregoing and Landlord then leases or offers for lease less than all of Building No. 3 to a third party, then Landlord shall once again deliver to Tenant Landlord's Availability Notice as to the remaining space in Building No. 3 (the "REMAINDER") and Tenant's Right to Lease shall apply to the Remainder as encumbered by such prior third party lease; provided, however, to the extent Tenant desires to lease less than all of the Remainder, such smaller portion shall not be less than one-half (1/2) of one full floor.

    (c) Within thirty (30) days after receipt of Landlord's Availability Notice, Tenant must give Landlord written notice pursuant to which Tenant shall elect to either (i) lease such First Offer Space upon such Economic Terms and the same non-Economic Terms as set forth in this Lease with respect to the Premises, or
(ii) refuse to lease such First Offer Space. Tenant's failure to timely choose either clause (i) or clause (ii) above will be deemed to be Tenant's choice of clause (ii) above.

    (d) If Tenant chooses (or is deemed to have chosen) clause (c)(ii) above, then Tenant's Right to Lease any First Offer Space will be null and void. If Tenant exercises its Right to Lease as provided herein, the parties will promptly thereafter execute an amendment to this Lease to include the First Offer Space in the Premises and to document the lease terms thereof.

45. ADDITIONAL DISCLOSURES AND COVENANTS.

    (a) Aircraft Environmental Impact Declaration. Pursuant to the conditions of approval imposed by the County of Orange in connection with the Development, Landlord hereby discloses to Tenant that Landlord has made a Declaration concerning aircraft environmental impact subject to the same conditions and limitations as shown in that certain notice concerning aircraft environmental impacts recorded December 1, 1983, as Instrument No. 83-549335 in the Official Records of Orange County, California. Landlord further discloses to Tenant that the Development is subject to overflight, sight and sound of aircraft operating from El Toro Marine Corps Air Station. In addition, Tenant is advised that the conversion of the El Toro Marine Corps Air Station to a commercial airport is under consideration.

    (b) Transportation Management Program. From and after the execution of this Lease, Tenant confirms and agrees that it shall implement and shall cause all occupants of the Premises to comply with a transportation management program complying with Condition of Approval No. 5, Board of Supervisors Resolution No. 87-1065, County of Orange.

    (c) Night Time Truck Management Plan. From and after the execution of this Lease, Tenant confirms and agrees that it shall implement and shall cause all occupants of the Premises to comply with the Night Time Truck Management Plan ("NTTMP") adopted by the City of Lake Forest, and attached hereto as EXHIBIT "I". Tenant shall cooperate with, and shall cause all occupants of the Premises to cooperate with, all audits conducted by Landlord or the owner's association for the Development pursuant to the NTTMP.

46. ROOF ITEMS. So long as Tenant is not in default under this Lease beyond any applicable notice and cure period, Tenant shall have the nonexclusive license, at its sole cost and expense (including, without limitation, the cost of all utilities [and separate metering, if required] and taxes attributable to the Roof Items) but without charge by Landlord, and subject to (i) Landlord's prior approval, which approval shall not be unreasonably withheld, (ii) compliance with the requirements of all governmental and quasi-governmental authorities with jurisdiction, (iii) compliance by Tenant with the remaining terms of this Paragraph 46, and (iv) space availability, to place one (1) or more satellite or telecommunications antennae and/or one (1) or more microwave dishes together with all wiring or other connections therefor and other Communications equipment (collectively, the "ROOF ITEMS"), on a portion of the roof of each of the Buildings for Tenant's own use in connection with Tenant's business operations.

    (a) In the event that any such installation interferes with the pre-existing operations or installations of any other tenant or of Landlord, Tenant shall, at its sole cost and expense, at Landlord's request, relocate or modify its installation to eliminate any such interference.

    (b) Landlord shall, at Tenant's cost, reasonably cooperate with Tenant in the procurement of necessary permits or zoning variances for the Roof Items and execute all documents which are reasonably satisfactory to Landlord required to obtain necessary permits or zoning variances.

    (c) In the event Landlord contemplates roof repair or otherwise requires access to the roof which requires temporary removal or relocation of any of the Roof Items, or which may result in an interruption in the operation of any of Tenant's Roof Items, Landlord shall, if reasonably practicable, notify Tenant at least thirty (30) days prior to such contemplated work in order to allow Tenant to make other arrangements for such services. The cost of removal and re-installation of any Roof Items affected thereby shall be borne by Tenant.

    (d) Tenant or its qualified and properly insured agents shall, at all times during business hours after reasonable prior notice to Landlord and with a representative of Landlord present, be permitted use of and access to the roof for purposes of examination and repair of the Roof Items.

    (e) Upon termination of this Lease, Tenant shall disconnect and remove the Roof Items, and fully repair and restore the roof and all other affected portions of the Building to the same condition as existed prior to installation of the Roof Items, normal wear and tear excepted. Tenant's obligations with respect to the Roof Items are identical to Tenant's obligations with respect to the Premises and Tenant's personal property pursuant to this Lease, including, without limitation, releases, waivers, maintenance, insurance and indemnification.

    (f) In no event shall the Roof Items impair the structural or impermeable integrity of the roof or invalidate any roof warranty.

    (g) Landlord has made no warranty or representation that any of the Roof Items are permissible and Tenant assumes all liability and risk in obtaining all permits and approvals necessary for the installation and use of the Roof Items. Landlord does not warrant or guaranty that Tenant shall receive unobstructed transmission or reception to or from the Roof Items and Tenant assumes the liability for the transmission and reception to or from the Roof Items. However, Landlord shall not hereafter take any action nor permit (where Landlord reasonably has the ability to prohibit) any other party to take any action which would hereafter materially impair the operability of the Roof Items.

47. NON-DISTURBANCE. Landlord shall use commercially reasonable efforts to cause any current Lender to execute a Non-Disturbance Agreement on such Lender's standard form within thirty (30) days after the later of (a) encumbrance of the Development with a loan (if there is no loan on the Development upon execution hereof), or (b) the execution of this Lease if there is a loan on the Development upon execution hereof; provided, however, any failure by Landlord to obtain such an agreement notwithstanding such efforts shall not constitute a default by Landlord under this Lease nor result in any liability of Landlord to Tenant for any loss or damage resulting therefrom, but such failure by Landlord shall entitle Tenant to terminate this Lease by written notice to Landlord given within ten (10) days after Landlord notifies Tenant of the expiration of such thirty (30) day period of time. If Tenant does not terminate this Lease within such ten (10) day period of time, then Tenant's right to thereafter terminate this Lease as a result of Landlord's failure to obtain a Non-Disturbance Agreement from any current Lender shall be forfeited and of no further force or effect, but Landlord shall nevertheless thereafter continue using commercially reasonable efforts to obtain such Non-Disturbance Agreement. For purposes of this Lease a "NON-DISTURBANCE AGREEMENT" shall include subordination provisions and an assurance from the beneficiary under a deed of trust that Tenant's possession and this Lease, including any options to extend the Lease Term, will not be disturbed so long as Tenant is not in default under this Lease.

48. INSTALLATION OF GENERATOR. Notwithstanding anything to the contrary contained herein, Landlord hereby grants to Tenant the right to install, in the location identified on EXHIBIT "H" attached hereto, a fully enclosed maximum of 1,500 KW diesel or other type of generator to provide auxiliary power for the Premises (the "GENERATOR"). Additionally, Tenant shall have the right, at its sole cost and expense, to change its source of back-up energy from the diesel generator contemplated herein to an alternative energy source (the "ALTERNATIVE ENERGY SOURCE"), provided Landlord reasonably approves of such change based on aesthetics, compliance with laws and any and all noise/nuisance issues that may arise therefrom. Any parking spaces which are lost due to the existence of the Generator and/or AST (defined below), and/or the Alternative Energy Source, as applicable, will come out of the parking allocated to Tenant under this Lease. The method of installation of the Generator and/or the Alternative Energy Source, and the screening therefor shall be subject to all governmental requirements and Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed, and in no event may the installation of the Generator and/or the Alternative Energy Source involve the installation of an underground storage tank. The above-ground storage tank associated with the Generator (the "AST") shall be installed in accordance with all governmental requirements and at a minimum shall not exceed 2,500 gallons in capacity, shall be double-walled in thickness, shall contain diesel fuel only (to only power the Generator), and shall employ at a minimum a double containment system whereby if the first containment system fails, a second containment system shall be present to prevent releases of Hazardous Materials. For these purposes, a sealed, uncracked concrete basement slab containment area without drains or a second tank containment system shall be sufficient to constitute the second containment system, provided it is large enough to completely contain a release of the maximum volume of Hazardous Materials which could be present in the first containment system. If Tenant desires to locate the Generator and AST in a location different than that shown on EXHIBIT "H", then Landlord will not unreasonably withhold, delay or condition its consent thereto and Tenant acknowledges that any loss of parking attributable to the Generator and/or AST, and/or the Alternative Energy Source will be at Tenant's sole risk and come out of Tenant's share of parking if and when the Development is ever multitenanted. All handling, use, storage and disposal of Hazardous Materials relating to the AST, the Generator, and/or the Alternative Energy Source, shall be accomplished by Tenant at its sole cost and expense in accordance with and subject to the terms of Paragraph 8(c) above. Upon the expiration or earlier termination of the Term of this Lease, Tenant, at Tenant's option, may (i) promptly remove from the Premises, at its sole cost and expense, the AST (including the basement slab), the Generator and the Alternative Energy Source, and all Hazardous Materials which are brought upon, stored, used, generated or released upon, in, under or about the Premises or any portion thereof by Tenant or any of Tenant's Parties in connection with the Generator, AST, and/or the Alternative Energy Source, and
(ii) return the Premises to substantially the condition in which it existed prior to Tenant's installation of the same. Tenant shall be solely responsible for complying with any and all applicable laws, rules, regulations, orders, codes, statutes and ordinances relating to Hazardous Materials (collectively, "HAZARDOUS MATERIALS LAWS") relating to the AST, the Generator, the Alternative Energy Source, and/or Hazardous Materials associated with the same, including, without limitation, all permitting obligations. For purposes of the Hazardous Materials Laws, Tenant shall be the owner and operator of the AST. Tenant shall be responsible for ensuring compliance by all of Tenant's Parties with all Hazardous Materials Laws relating to the AST, the Generator, and/or the Alternative Energy Source. Any acknowledgment, consent or approval by Landlord of Tenant's use or handling of Hazardous Materials shall not constitute an assumption of risk respecting the same nor a warranty or certification by Landlord that Tenant's proposed use and handling of Hazardous Materials is safe or reasonable or in compliance with Hazardous Materials Laws.

    (a) Environmental Assessment. No more frequently than annually during the Term and for up to one hundred eighty (180) days thereafter, Landlord may, and upon Landlord's request, Tenant shall, retain a qualified environmental consultant (the "CONSULTANT") reasonably acceptable to Landlord to conduct an investigation of the Premises (the "ENVIRONMENTAL ASSESSMENT") (i) for Hazardous Materials contamination in, about or beneath the Premises relative to the AST, the Generator, and/or the Alternative Energy Source, as applicable, and (ii) to assess the activities of Tenant and all of Tenant's Parties for compliance with Hazardous Materials Laws and to recommend the use of procedures intended to reasonably reduce the risk of a release of Hazardous Materials. The cost of the Environmental Assessment shall be the sole responsibility of Landlord, unless the Environmental Assessment discloses a violation by any of Tenant's Parties of any Hazardous Materials Laws, in which case the cost will be the responsibility of Tenant, payable as additional rent under this Lease. If Landlord so requires, Tenant shall comply, at its sole cost and expense, with all reasonable recommendations contained in the Environmental Assessment, including any reasonable recommendations with respect to precautions which should be taken with respect to Tenant's or Tenant's Parties' activities at the Premises relative to the AST, the Generator, the Alternative Energy Source, or any recommendations for additional testing and studies to detect the presence of Hazardous Materials relative to the AST, the Generator and/or the Alternative Energy Source. Tenant covenants to reasonably cooperate with the Consultant and to allow entry and reasonable access to the AST and the Generator, and/or the Alternative Energy Source, for the purpose of the Consultant's investigation.

    (b) Failure to Complete. If any cleanup or monitoring procedure is required by any applicable governmental authorities in or about the Premises as a consequence of any Hazardous Materials contamination by Tenant or any of Tenant's Parties relative to the Generator, AST, and/or the Alternative Energy Source, and the procedure for cleanup is not completed (to the satisfaction of all applicable governmental authorities) prior to the expiration or earlier termination of the Term of this Lease (referred to herein as "TENANT'S FAILURE TO CLEAN-UP"), then, without limiting any of Landlord's other rights and remedies contained in this Lease (including, without limitation, any indemnity and restoration obligations of Tenant contained in this Lease), Tenant will additionally be liable for any income lost by Landlord as a result of a succeeding verifiable tenant delaying in paying rent to Landlord under a succeeding verifiable lease due to Tenant's Failure to Clean-Up.

49. Right of Termination. In addition to any other right of termination granted in this Lease, both parties shall have the right to terminate this Lease by the delivery of written notice of termination to the other if Landlord shall not have received all necessary building permits for the Shell and Commenced Construction thereon on or before April 30, 2001. Tenant shall have the right, at Tenant's sole option, to terminate this Lease by the delivery of written notice to Landlord of termination in the event Landlord shall cease construction of the Shell prior to the substantial completion thereof for a period of thirty
(30) or more consecutive days, except for periodic delay caused by force majeure or Tenant Delays (as defined in the Work Letter Agreement). In each case, such rights of termination must be exercised, if at all, by delivery of written notice to the other party within twenty-one (21) days after the applicable deadline described above and prior to receipt of permits or recommencement of construction (which construction is thereafter diligently pursued), as the case may be, provided, however, that any such termination by Tenant shall only be effective upon Landlord's lender's failure to cure or otherwise satisfy the requirements set forth above, and such failure continues for a period of more than fifteen (15) days after said lender's receipt of notice that such deadline has passed. For purposes of this Paragraph 49, "COMMENCED CONSTRUCTION" shall mean commencing of the installation of foundations for the Shell.

50. Effect of Termination. Upon a termination under Paragraph 49 of this Addendum, neither party shall have any further obligations hereunder.

51. Access. Subject to damage, destruction, condemnation, reasonable security measures prescribed by Landlord, and force majeure events described in Paragraph 33 of this Lease, Tenant shall have twenty-four (24) hour per day, three hundred sixty-five (365) day per year access to and use of the entire Premises and parking areas (except when repairs are being made to the parking areas by Landlord).

52. Consents. Except where the words "sole" or "absolute" are used in this Lease, and except for matters which could have an adverse effect on any of the items which under this Lease Landlord is obligated to repair or maintain or which affect the exterior appearance of the Building, any time the consent of Landlord or Tenant is required under this Lease or any exhibits hereto, such consent shall not be unreasonably withheld or delayed.

53. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum (with interest from the date paid until the date repaid at the Interest Rate) or so much thereof as it was not legally required to pay under the provisions of this Lease.

54. Waiver of Liens. Landlord shall not be entitled to any statutory or contractual lien or security interest in any personal property of Tenant or trade fixtures located on the Premises.

55. Other Appurtenances. Tenant shall have the nonexclusive right to use Building shafts, risers and/or conduits for the installation and maintenance of conduits, cables, ducts, flues, pipes, and other devised for communications, data processing devices, supplementary HVAC (if necessary) and other facilities consistent with Tenant's use of its Premises. Tenant shall be entitled to use all Building stairwells for inter-floor access. Subject to the requirements of the Rules and Regulations, Tenant shall be entitled to install and maintain a security/access/and monitoring system in and on the Premises which may include "key card" access.

TENANT:                                     LANDLORD:

APRIA HEALTHCARE, INC.,                     MSGW CALIFORNIA I, LLC,
a Delaware corporation                      a Delaware limited liability company


By:                                         By:
   ---------------------------------           ---------------------------------
  Print Name:                                 Print Name:
             -----------------------                     -----------------------
  Title:                                      Title:
        ----------------------------                ----------------------------


By:                                         By:
   ---------------------------------           ---------------------------------
  Print Name:                                 Print Name:
             -----------------------                     -----------------------
  Title:                                      Title:
        ----------------------------                ----------------------------

                                   EXHIBIT "A"

                           SITE PLAN SHOWING PREMISES

                                [To be supplied]

                                   EXHIBIT "B"

                        ADJUSTMENTS TO MONTHLY BASE RENT

                                               Rate Per Square
             Lease Year                        Foot Per Month
             ----------                        --------------

                  1                                $1.3000

                  2                                $1.3390

                  3                                $1.3792

                  4                                $1.4205

                  5                                $1.4632

                  6                                $1.5071

                  7                                $1.5523

                  8                                $1.5988

                  9                                $1.6468

                 10                                $1.6962

Prior to the Commencement Date, Landlord will cause its architect to measure and certify in writing to Landlord the square footage of the Premises determined to be the gross single-tenant building area as described in the Method for Measuring Floor Area in Office Buildings, ANSI Z65.1-1996, following which time the Monthly Base Rent and other figures based upon the square feet contained in the Premises shall be determined in accordance with the rental rates set forth above. Except in the case of manifest error, the certification from Landlord's architect shall be binding upon Landlord and Tenant. Notwithstanding the foregoing, the parties agree that the total square footage for purposes of calculating rent for the Premises shall never exceed 100,012 notwithstanding the fact that the actual square footage may exceed that amount.

                                   EXHIBIT "C"

                              WORK LETTER AGREEMENT
                              ---------------------
                                   [ALLOWANCE]

This WORK LETTER AGREEMENT ("Work Letter Agreement") is entered into as of the 6th day of December, 2000 by and between MSGW CALIFORNIA I, LLC, a Delaware limited liability company ("Landlord"), and APRIA HEALTHCARE, INC., a Delaware corporation ("Tenant").

                                R E C I T A L S :
                                 - - - - - - - -

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit "A" attached to the Lease. All terms not defined herein have the same meaning as set forth in the Lease. To the extent applicable, the provisions of the Lease are incorporated herein by this reference.

B. In consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1. TENANT IMPROVEMENTS. As used in the Lease and this Work Letter Agreement, the term "Tenant Improvements" or "Tenant's Work" means those items of general tenant improvement construction shown on the Final Plans (described in Paragraph 4 below), more particularly described in Paragraph 5 below, to be constructed in the Premises by Tenant as hereinafter provided.

2. CONSTRUCTION AND PAYMENT FOR THE BUILDING SHELL. Landlord shall cause the construction or installation of, or supply, the following items at its sole cost and expense, in compliance with all applicable governmental requirements and in a first class, workmanlike manner (collectively, the "Shell"), which Tenant may not change or alter, except as provided in the Lease or this Work Letter Agreement;

(a) Landlord shall construct, at the time and in the manner set forth herein, each of the Buildings as a "shell". The specifications and standards for the Shell are described on Schedule 3 and the floor plans and elevations for the Shell are described on Schedule 2 to this Work Letter Agreement. Tenant acknowledges that Landlord will not commence preparation of the Construction Documents for the Shell (which shall be based on Schedule 2 and 3 attached hereto) until the complete execution of the Lease. Upon Landlord's receipt of a building permit, Landlord shall provide Tenant with a copy of the permitted Construction Documents. The permitted Construction Documents shall replace and supercede Schedules 2 and 3.

Landlord shall:

  (i) do all required site work for each of the Buildings, which site work shall include the creation of finished, certified, compacted, and appropriately sloped buildable pads and shall be located to allow for the construction of the Buildings where indicated on the Site Plan attached as Exhibit "A" to the Lease;

  (ii) provide utility lines (electrical, gas, telephone, water and sewer) to the Buildings as shown in the Construction Documents;

  (iii) provide all access and legally required, paved and striped parking as set forth in the Lease, in accordance with the approved site plans for each Buildings location, attached as Exhibit "A". In addition, all landscaping and lighting in the Common Areas shall be supplied by Landlord;

  (iv) construct and install sidewalks, curbs and gutters surrounding the Buildings, and the covered walkway, the plaza and the covered parking, all as shown on the Site Plan and Construction Documents and also as contemplated in the Change Plan Amendment plans approved by the City and described on Schedule 1 attached hereto;

  (v) process, and shall bear the cost of, building permit fees, and other fees to governmental agencies which are typical for general construction requirements for the Shell and Common Areas, but not any fees which are required solely by virtue of Tenant's unique intended use of the Premises;

  (vi) complete all access roads in the  Development  as shown on the Site Plan;
  and

  (vii) complete all landscaping in a manner consistent with the Pacific Commercentre Business Park Development .

The work described in clauses (i) through (vii) above is collectively referred to herein as the "Site Work".

(b) Tenant expressly acknowledges that Landlord's obligations with respect to the construction of the Premises is specifically limited to constructing the Shell and the Site Work at the time and in the manner described herein, the providing of the Tenant Improvement Allowance, as is defined below, and the making available of Landlord's contractors to meet and confer with Tenant's Personnel and to reasonably cooperate with Tenant's contractors pursuant to Paragraph 4(c) of the Lease. All other improvements, of whatsoever type or character, and all costs and expenses related to same, which are not specifically described in this Work Letter Agreement or the Lease as being Landlord's responsibility, including, without limitation, the work contemplated in Tenant's Space Plans and/or Final Plans referred to herein, shall be Tenant's sole and absolute responsibility.

(c) In connection with the design and construction of the Shell and the Site Work, Landlord and Tenant shall conform to the Design and Development Timeline attached hereto as Schedule 4. On a weekly basis, Landlord shall report to Tenant on the progress of the project to date and, if requested to do so, shall provide reasonable evidence of completion of any disputed milestone or benchmark. In accordance with said Timeline and as described in and subject to the limitations contained in Paragraph 4(c) of the Lease, Landlord shall cause the Shell Availability Date to occur by August 1, 2001 and the Shell Completion Date (herein so called) to occur by September 17, 2001, subject in either case to force majeure delays and Tenant Delays. The Shell Completion Date shall be the date on which construction of the Shell has been substantially completed as evidenced by a certificate from Landlord's architect to the effect that the Shell has been constructed in substantial conformity with the Construction Documents and the City of Lake Forest has finalized such work as indicated on its inspection card, save and except for "Punch-List" items which do not materially interfere with Tenant's ability to undertake and process to completion the Tenant Improvements for such Building. The Site Work shall be completed prior to the Shell Completion Date, except that the soft scape (plant material installation) shall not be undertaken and completed until Landlord determines that it may reasonably do so without risk of loss of the soft scape work due to the activities of contractors or others on the parcels during the construction and move in periods of each Building.

(d) Within thirty (30) days following Landlord's receipt thereof, Landlord shall provide Tenant with a CAD file of the permitted set of Landlord's Shell building plans, and within thirty (30) days following completion of the Shell, Landlord shall deliver to Tenant a photocopy of the field set of plans relating to the Shell.

3. CONSTRUCTION REPRESENTATIVES. Landlord hereby appoints Scott Lanni as Landlord's representative ("Landlord's Representative") to act for Landlord in all matters covered by this Work Letter Agreement. Tenant hereby appoints Michael Sparkman as Tenant's representative ("Tenant's Representative") to act for Tenant in all matters covered by this Work Letter Agreement. All communications with respect to the matters covered by this Work Letter Agreement are to made to Landlord's Representative or Tenant's Representative, as the case may be, in writing in compliance with the notice provisions of the Lease. Either party may change its representative under this Work Letter Agreement at any time by written notice to the other party in compliance with the notice provisions of the Lease.

4.  TENANT IMPROVEMENT PLANS.

(a) PREPARATION OF SPACE PLANS. Tenant shall cause an architect selected by Tenant and reasonably satisfactory to Landlord ("Tenant's Architect"), to promptly prepare preliminary space plans for the layout of Premises ("Space Plans"). The Space Plans are to be sufficient to convey the architectural design of the Premises and layout of the Tenant Improvements therein and are to be submitted to Landlord for Landlord's approval. If Landlord reasonably disapproves any aspect of the Space Plans, Landlord will advise Tenant in writing of such disapproval and the reasons therefor. Tenant will then submit to Landlord, for Landlord's approval, a redesign of the Space Plans incorporating the revisions reasonably required by Landlord.

(b) PREPARATION OF FINAL PLANS. Based on the approved Space Plans, Tenant will cause Tenant's Architect to prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for all of the Tenant Improvements for the Premises
(collectively, the "Final Plans"). The Final Plans will show: (a) the subdivision (including partitions and walls), layout, lighting, finish and decoration work (including carpeting and other floor coverings) for the Premises; (b) all internal and external communications and utility facilities which will require conduiting or other improvements from the base Building shell work and/or within common areas; and (c) all other specifications for the Tenant Improvements. The Final Plans will be submitted to Landlord for approval. If Landlord reasonably disapproves any aspect of the Final Plans, Landlord shall advise Tenant in writing of such disapproval and the reasons therefor. Tenant will then cause Tenant's Architect to redesign the Final Plans incorporating the revisions reasonably requested by Landlord.

(c) REQUIREMENTS OF TENANT'S FINAL PLANS. Tenant's Final Plans will include locations and complete dimensions, and the Tenant Improvements, as shown on the Final Plans, will: (i) be compatible with the Building shell and with the design, construction and equipment of the Building; (ii) comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction, and all applicable insurance regulations; (iii) not require Building service beyond the level normally provided to other tenants in the Development and will not overload the Building floors; and (iv) be of a nature and quality consistent with the overall objectives of Landlord for the Building, as determined by Landlord in its reasonable discretion.

(d) SUBMITTAL OF FINAL PLANS. Once approved by Landlord and Tenant, Tenant will cause Tenant's Architect to submit the Final Plans to the appropriate governmental agencies for plan checking and the issuance of a building permit. Tenant will cause Tenant's Architect, subject to Landlord's approval, to make any changes to the Final Plans which are requested by the applicable governmental authorities to obtain the building permit. After approval of the Final Plans, no changes attributable to Tenant's Work costing in excess of Five Thousand and No/100 Dollars ($5,000.00) may be made without the prior written approval of both Landlord and Tenant.

(e) CHANGES TO SHELL OF BUILDING. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Construction Documents or the Shell, the overall increased or decreased cost of the Shell work caused by such changes will be paid for by or credited to Tenant or charged against or credited to the "Allowance" described in Paragraph 5 below. Any changes to the Construction Documents shall require the prior written approval of Tenant and Landlord (not to be unreasonably withheld or delayed), provided that Landlord shall not need the consent or approval of Tenant for changes to the Construction Documents that do not materially affect the Tenant Improvements or materially alter the character of the Building.

(f) SCHEDULE OF VALUES. Prior to the commencement of construction of any of the Tenant Improvements shown on the Final Plans, Tenant will submit to Landlord a written Preliminary Schedule of Values in AIA format, that reflect the Tenant Improvement Allowance and its allocation as based on Tenant's contractor's Schedule of Values, Landlord will either approve the Preliminary Schedule of Values or disapprove specific items and submit the disapproved items to Tenant for revisions and re-submission to Landlord for approval. The Preliminary Schedule of Values finally approved by Landlord shall be revised and resubmitted to Landlord for approval should any modifications be necessary to reflect changes in the Tenant's Final Plans required by the City. Upon Landlord's approval of the Preliminary Schedule of Values and the City's approval of the Final Plans on which it is based (such approved Preliminary Schedule of Values to be hereinafter known as the "Schedule of Values"), Tenant will have the right to commence the construction of the items included in the Schedule of Values and other items of Tenant Work, pursuant to Paragraph 6 hereof.

5.  PAYMENT FOR THE TENANT IMPROVEMENTS.

(a) ALLOWANCE. Landlord hereby grants to Tenant a tenant improvement allowance of $31.00 per square foot of the Premises (the "Allowance"). The Allowance is to be used only for the following (the "Work Costs"):

  (i) Up to $2.00 per square foot may be charged against the Allowance for payment of the cost of preparing the Space Plans and the Final Plans, and Tenant related architectural services, exclusive of the items in clause (ii) immediately following.

  (ii) The payment of the cost of preparation of Tenant's fire and life safety systems, mechanical, electrical, plumbing and structural drawings, as well as plan check, permit and license fees relating to construction of the Tenant Improvements.

  (iii) Construction of the Tenant Improvements occurring after execution of the Lease, including, without limitation, the following:

  (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items, and installation of a single door exterior entrance to the Premises;

  (bb) All electrical wiring, computer and telephone cabling, lighting fixtures, outlets and switches, and other electrical work necessary for the Premises;

  (cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories necessary for the heating, ventilation and air conditioning systems within the Premises;

  (dd) Any additional improvements to the Premises required for Tenant's use of the Premises including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems or improvements;

  (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, necessary for the Premises;

  (ff) All plumbing, fixtures, pipes and accessories necessary for the Premises;

  (gg) Testing and inspection costs;

  (hh) Fees for Landlord's tenant improvement coordinator in the amount of $50,000.00;

  (ii) Notwithstanding the draw schedule set forth in Paragraph 5(c) below, up to $1.75 per square foot may be charged against the Allowance for payment of fees for Tenant's outside project manager, one-half (1/2) of which will be paid within ten (10) days after Tenant notifies Landlord that Tenant has acquired a building permit for the Tenant Improvements, and the other one-half (1/2) of which will be paid with the Retainage described in Paragraph 5(c)(iii) below; and

  (jj) Up to $2.00 per square foot may be charged against the Allowance for the actual, out-of-pocket costs and expenses incurred by Tenant in conjunction with Tenant's move into the Premises, including, without limitation, voice and data cabling expenses and incidental moving expenses.

(b) EXCESS COSTS. The cost of each item referenced in Paragraph 5(a) above shall be charged against the Allowance. If the Work Cost exceeds the Allowance, Tenant shall be entirely responsible for such excess. In no event will the Allowance be used to pay for Tenant's furniture, artifacts, equipment, telephone systems (excluding cabling) or any other item of personal property which is not affixed to the Premises.

(c) DISBURSEMENT OF CONSTRUCTION ALLOWANCE. Provided Tenant is not in default under the Lease or this Work Letter Agreement, Landlord shall disburse the Allowance to Tenant to reimburse Tenant for the actual construction costs which Tenant incurs in connection with the construction of the Tenant Improvements in accordance with the following:

  (i) Tenant shall deliver to Landlord, by the fifth (5th) day of each month (the "Current Month"), an application for payment in the form of a typed, itemized, reasonably detailed statement (the "Statement"). The Statement shall be applicable to the period commencing on the first (1st) day of the month preceding the Current Month and ending on the last day of such month (the "Payment Request Period"). The Statement shall reflect the same percentage of completion of the various Tenant Improvements line items as submitted for payment by the Tenant contractor(s). Delivered with the Statement shall be (A) evidence of the absence of liens which are the subject of the Statement as reasonably required by Landlord (including conditional lien releases (except for the Retainage) applicable to all work performed during the Payment Request Period and unconditional lien releases applicable to all work performed prior to the Payment Request Period), and (B) a copy of Tenant's contractor's Schedule of Values showing the percentage of completion of the Tenant Work for the Payment Request Period (collectively, the "Supporting Items"). The Statement shall constitute a representation by Tenant that the work identified therein as having been performed has been approved by Tenant and performed in a good and workmanlike manner and in accordance with the requirements of the Lease and this Work Letter Agreement.

  (ii) Landlord will review the Statement for each Payment Request Period and will, within twenty-five (25) days after receipt of said Statement and the Supporting Items, pay to Tenant, who shall pay to Tenant's contractor, ninety percent (90%) of the amount reflected in the Schedule of Values for the work covered by the Payment Request, except that in the event Landlord does not approve a Statement for reasons related to defective or unsatisfactory work, Landlord will only be obligated to pay ninety percent (90%) of the portion it approves. The balance of the approved amount (ten percent (10%) unless it is more due to defective work) will be retained (the "Retainage") by Landlord and accumulated for each application for payment. Within ten (10) days after receipt of a Statement, Landlord shall notify Tenant in writing of the reason for withholding any portion of the amount set forth in such Statement. Any single payment, or series of payments, by Landlord in excess of said ninety percent (90%) sum shall not constitute a waiver of Landlord's right to pay only ninety percent (90%) in the future. Except for sums withheld for defective or unsatisfactory work that is later remedied to Landlord's reasonable satisfaction, which shall be itemized by Tenant on the next Statement, no portion of the sums retained by Landlord pursuant to this subparagraph shall be payable until the final payment by Landlord is made pursuant to this Work Letter Agreement.

  (iii) The Retainage payment shall be due and payable thirty-five (35) days after recordation of a valid Notice of Completion with respect to the Tenant Improvement Work, provided Tenant has timely delivered to Landlord the last Statement and Supporting Items.

  (iv) Each Statement shall only include amounts for work authorized under this Work Letter Agreement and actually performed.

  (v) Notwithstanding anything to the contrary set forth above, Landlord shall not be required to make the Retainage payment until (A) Tenant's Architect has certified to Landlord that the Tenant Improvements have been substantially completed in accordance with the Final Plans, (B) Tenant has delivered to Landlord one (1) set of reproducible "as-built" plans for the Tenant Improvements as prepared by Tenant's Architect, and (C) Tenant has accepted possession of the Premises and opened for business therein in accordance with the Lease.

(d) UNUSED  ALLOWANCE  AMOUNTS.  Any   unused  portion  of  the  Allowance  upon
completion of the Tenant Improvements will not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease.

6. CONSTRUCTION OF TENANT IMPROVEMENTS. Tenant shall enter into a construction contract (the "Construction Contract") with a contractor reasonably acceptable to Landlord, for the installation of the Tenant Improvements in accordance with the Final Plans. Tenant shall supervise the completion of such work and shall use diligent efforts to secure completion of the Tenant Improvements in a good and workmanlike manner in accordance with the Final Plans and the Construction Contract. Landlord shall have the right to approve all change order requests for work costing in excess of Five Thousand and No/100 Dollars ($5,000.00); provided Landlord responds to a change order request within three (3) business days of request. Tenant agrees to use diligent efforts to cause construction of the Tenant Improvements to commence promptly following the issuance of a building permit for the Tenant Improvements and after the Shell Availability Date.

7. TENANT DELAYS. For purposes of this Work Letter Agreement, "Tenant Delays" means any delay in the availability or completion of the Shell resulting from any or all of the following: (a) Tenant's failure to timely perform any of its obligations under the Lease or this Work Letter Agreement; (b) changes to the Construction Documents resulting from the Tenant Improvements or Tenant's Final Plans; or (c) Tenant's or Tenant's Representatives' (as defined in Paragraph 11 hereof) early entry into the Shell prior to Landlord's completion of construction thereof pursuant to Paragraph 4(c) of the Lease and/ or Paragraph 11 of this Work Letter Agreement. Tenant Delays shall not include any period of delay caused by a Landlord Delay.

8.  COMMENCEMENT DATE AND SUBSTANTIAL COMPLETION.

(a) COMMENCEMENT DATE. Subject to the terms of Paragraph 9 below regarding Landlord Delays, the Term of the Lease will commence on (the "Commencement Date") December 1, 2001, regardless of when Tenant completes construction of the Tenant Improvements. Notwithstanding the immediately preceding sentence, for each day that substantial completion of the Tenant Improvements is delayed because of force majeure delays (as described in Paragraph 33 of the Lease) first occurring prior to November 1, 2001, the Commencement Date shall be correspondingly postponed one day. However, in no event shall force majeure delays exceed fifteen (15) days for purposes of determining the actual Commencement Date pursuant to the foregoing.

(b) SUBSTANTIAL COMPLETION; PUNCH-LIST. For purposes of Subparagraph 5(c)(v) above, the Tenant Improvements will be deemed to be "substantially completed" when Tenant's Architect certifies in writing to Landlord and Tenant that: (a) all of the Tenant Improvement Work to be performed under this Work Letter Agreement has been completed, other than decoration and minor "punch-list" type items and adjustments which do not materially interfere with Tenant's access to or use of the Premises; and (b) Tenant has obtained a temporary certificate of occupancy or other required equivalent approval from the local governmental authority permitting occupancy of the Premises. Tenant will be responsible for causing its contractor to diligently complete all "punch-list" items relating to the Tenant Improvements.

(c) CERTAIN DELAY PENALTIES. For every day beyond August 1, 2001 that Landlord fails to cause the Shell Availability Date to occur for reason other than Tenant Delays and force majeure delays as described in Paragraph 33 of the Lease and/or for every day beyond September 17, 2001 that Landlord fails to cause the Shell Completion Date to occur for reason other than Tenant Delays and force majeure delays as described in Paragraph 33 of the Lease, as Tenant's sole remedies for any such failure(s) (except as provided for in Paragraph 49 of the Lease), Tenant shall be entitled to a two day Monthly Base Rent credit. Notwithstanding anything else herein to the contrary, Tenant's obligations to pay Operating Expenses shall commence upon Tenant's entry into the Building for the purpose of commencing its business operations therein. In no event shall force majeure delays exceed sixty (60) days in the aggregate when determining the number of days that Landlord may be late beyond August 1, 2001 for the Shell Availability Date and September 17, 2001 for the Shell Completion Date.

9. LANDLORD DELAYS. For purposes of this Work Letter Agreement, "Landlord Delays" mean any delay in the completion of the Tenant Improvements resulting from any or all of the following: (a) any actual delay in completion of construction of the Tenant Improvements resulting from Landlord's failure to timely perform any of its obligations pursuant to the Lease or this Work Letter Agreement; (b) Landlord's changes to the Space Plans or Final Plans after
Landlord's approval thereof; (c) Landlord's failure to cause the Shell Availability Date to occur by August 1, 2001 for any reason other than Tenant Delays; or (d) Landlord's failure to cause the Shell Completion Date to occur by September 17, 2001 for any reason other than Tenant Delays. If substantial completion of the Tenant Improvements is delayed as a result of any Landlord Delays as described in this Paragraph 9, then the Commencement Date as would otherwise have been established pursuant to Subparagraph 8(a) above will be postponed by the number of days of such Landlord Delays.

10. MISCELLANEOUS CONSTRUCTION COVENANTS.

(a) NO LIENS. At no time shall Tenant do or permit anything to be done whereby the Tenant Improvements or the Premises may be subjected to any mechanic's, materialmen's or other liens or encumbrances arising out of the construction of the Tenant Improvements, and if any mechanic or materialmen liens are filed against the Tenant Improvements or the Premises as a result of or in connection with the construction of the Tenant Improvements, Tenant shall immediately cause such liens to be removed of record by either paying off the lien or procuring and recording a release bond in accordance with California Civil Code Section 3143 and Section 3171. If Tenant fails to remove such lien, and such failure continues after written demand by Landlord for the period of time specified in Paragraph 15 of the Lease, Landlord shall have the right, but not the obligation, in addition to all other rights and remedies available to Landlord under the Lease and this Work Letter Agreement, to procure and cause to be recorded a statutory lien release bond and to deduct from the Allowance all costs incurred in procuring such bond. Landlord shall have the right at any time and from time to time to post and maintain on the Premises such notices as may be necessary to protect the Tenant Improvements and the Premises and Landlord from mechanic's liens, materialmen's liens or liens of a similar nature. .

(b) DILIGENT CONSTRUCTION. Tenant will promptly, diligently and continuously pursue construction of the Tenant Improvements to successful completion in full compliance with the Final Plans, the Construction Contract and this Work Letter Agreement. Landlord will promptly, diligently and continuously pursue construction of the Shell and the Site Work to successful completion in full compliance with the permitted Construction Documents and this Work Letter
Agreement. Landlord and Tenant shall cooperate with one another during the performance of Landlord's work and Tenant's Work to effectuate such work in a timely and compatible manner.

(c) COMPLIANCE WITH LAWS. Tenant will construct the Tenant Improvements, and Landlord will construct the Shell and complete the Site Work, in a safe and lawful manner. Tenant shall, at its sole cost and expense, subject to proper application of the Allowance as provided herein, comply with all applicable laws and all regulations and requirements of, and all licenses and permits issued by, all municipal or other governmental bodies with jurisdiction, in connection with the construction of the Tenant Improvements. Landlord shall, at its sole cost and expense, comply with all applicable laws and all regulations and requirements of, and all licenses and permits issued by, all municipal or other governmental bodies with jurisdiction, in connection with the construction of the Shell and the Site Work. Each party shall provide copies of all filed documents and all permits and licenses to the other promptly following request. Any portion of the Tenant Improvements which is not acceptable to any applicable governmental body, agency or department, or not reasonably satisfactory to Landlord, shall be promptly repaired or replaced by Tenant at Tenant's expense. Any portion of the Shell or Site Work which is not acceptable to any applicable governmental body, agency or department, shall be promptly repaired or replaced by Landlord at Landlord's expense. Notwithstanding any failure by Landlord to object to any such Tenant Improvements, Landlord shall have no responsibility therefor. Notwithstanding any failure by Tenant to object to the Shell or any such Site Work, Tenant shall have no responsibility therefor. Tenant shall notify Landlord in writing not less than ten (10) days prior to the commencement of the construction of any portion of the Tenant Improvements as to name, telephone number and responsible party for each and every contractor and/or subcontractor who is about to commence work at the Premises.

(d) INDEMNIFICATION.

  (i) Tenant hereby indemnifies and agrees to defend and hold Landlord harmless from and against any and all suits, claims, actions, losses, costs or expenses (including, without limitation, claims for workers' compensation) of any nature whatsoever, together with reasonable attorneys' fees for counsel of Landlord's choice, arising out of or in connection with the Tenant Improvements or the performance of Tenant's Work (including, but not limited to, claims for breach of warranty, personal injury or property damage), except for claims arising out of any breach by Landlord of its obligations under this Work Letter Agreement or any negligent act or omission of Landlord or its agents or employees.

  (ii) Landlord hereby indemnifies and agrees to defend and hold Tenant harmless from and against any and all suits, claims, actions, losses, costs or expenses (including, without limitation, claims for workers' compensation) of any nature whatsoever, together with reasonable attorneys' fees for counsel of Tenant's choice, arising out of or in connection with construction of the Shell, or the performance of the Site Work (including, but not limited to, claims for breach of warranty, personal injury or property damage), except for claims arising out of any breach by Tenant of its obligations under this Work Letter Agreement or any negligent act or omission of Tenant or its agents or employees.

(e) INSURANCE. Construction of the Tenant Improvements shall not proceed without Tenant causing its contractor to first acquire legally required workers' compensation (or if not legally required, substantially equivalent coverage) and comprehensive general public liability insurance and property damage insurance, with minimum coverage of $2,000,000 or such other amount as may be approved by Landlord in writing and issued by an insurance company reasonably satisfactory to Landlord. Prior to commencing the construction of the Tenant Improvements, certificates of such insurance shall be furnished to Landlord. All such policies shall provide that thirty (30) days prior notice must be given to Landlord before modification, termination or cancellation. All insurance policies maintained pursuant to this Work Letter Agreement shall name Landlord and any lender with an interest in the Premises as additional insureds and comply with all of the applicable terms and provisions of the Lease relating to insurance.

(f) CONSTRUCTION DEFECTS. Landlord shall have no responsibility for the Tenant Improvements and Tenant will be responsible for maintaining and repairing same as provided in the Lease. Tenant shall reimburse Landlord for any costs or expenses incurred by Landlord during the Term of the Lease by reason of any inadequate cleanup following completion of the Tenant Improvements.

(g) SYSTEMS. Tenant agrees to be entirely responsible for the balancing of all heating, ventilating or air conditioning in the Premises and/or the balancing and maintenance of all independent heating, ventilating or air conditioning in the Premises and/or the maintenance of the electrical or plumbing work installed by Tenant or its contractor and/or the maintenance of lighting fixtures, partitions, doors, hardware or any other installations made by Tenant or its contractor. The subcontractors designing and installing the mechanical, electrical, plumbing and fire/life safety systems shall be subject to the reasonable prior approval of Landlord.

(h) COORDINATION WITH LEASE. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord of any of the terms or provisions of the Lease. Any default by Tenant or Landlord with respect to any portion of this Work Letter Agreement shall be deemed a breach of the Lease for which the non-defaulting party shall have all the rights and remedies as in the case of a breach of said Lease.

(i) APPROVAL OF PLANS. Landlord will not check Tenant drawings for building code compliance. Approval of the Final Plans by Landlord is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Tenant's responsibility to meet and comply with all Federal, state, and local code requirements. Approval of the Final Plans does not constitute assumption of responsibility by Landlord or its architect for their accuracy, sufficiency or efficiency, and Tenant shall be totally responsible for such matters.

(j) TENANT'S DELIVERIES. Tenant shall deliver to Landlord, at least five (5) days prior to the commencement of construction of Tenant's Work, the following information:

  (i) The names and addresses of the general, mechanical and electrical contractors Tenant intends to engage in the performance of Tenant's Work;

  (ii) The date on which Tenant's Work will commence, together with the estimated dates of completion of Tenant's construction and fixturing work, and the date on which Tenant expects to be ready to open for business in the Building;

  (iii) A copy of the fully executed Construction Contract; and

  (iv)  An  itemized  statement  of  estimated   construction  costs,  including
  architectural, engineering and
contractors' fees.

(k) QUALIFICATION OF CONTRACTORS. All contractors engaged by Tenant shall be bondable, licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord' s general contractor and other contractors on the job.

(l) WARRANTIES. Tenant shall cause its contractor to provide warranties for not less than one (1) year against defects in workmanship, materials and equipment.

(m) AS-BUILT DRAWINGS. Tenant shall cause reproducible "As-Built Drawings" (excluding furniture, fixtures and equipment) to be delivered to Landlord by the date set forth in Paragraph 5(c) above. In the event these drawings are not received by such date, Landlord may, at its election, cause said drawings to be obtained and Tenant shall pay to Landlord, as additional rent, the cost of producing these drawings.

11. INSPECTIONS BY TENANT. Tenant or any of its representatives ("Tenant's Representatives") shall have the right to enter onto the Premises at reasonable times, subject to delivery of reasonable prior notice to Landlord and its general contractor, for the purpose of inspecting the construction thereof, provided that such inspection shall not delay or hinder construction in any material way whatsoever. Tenant's Representatives shall comply with all safety rules and regulations imposed by Landlord and/or its general contractor and shall comply with the terms and conditions of Paragraph 4(c) of the Lease. In addition, Landlord shall provide Tenant's Representatives with such information concerning the construction of the Premises as may be reasonably requested by Tenant's Representatives. Upon the reasonable request of Landlord, Tenant agrees to cause Tenant's Representatives to make periodic inspections of critical stages of construction in an effort to minimize the occurrence of substantial "tear out" and reconstruction of completed work. However, no inspection or approval by Tenant's Representatives shall affect Landlord's representations and warranties, or be construed as a waiver of Tenant's rights, with respect to any defect in construction or deviation from the Construction Documents, unless agreed to in writing by Tenant.

IN WITNESS WHEREOF, the undersigned Landlord and Tenant have caused this Work Letter Agreement to be duly executed by their duly authorized representatives as of the date of the Lease.

TENANT:                                     LANDLORD:

APRIA HEALTHCARE, INC.,                     MSGW CALIFORNIA I, LLC,
a Delaware corporation                      a Delaware limited liability company


By:                                         By:
   ---------------------------------           ---------------------------------
  Print Name:                                 Print Name:
             -----------------------                     -----------------------
  Title:                                      Title:
        ----------------------------                ----------------------------


By:                                         By:
   ---------------------------------           ---------------------------------
  Print Name:                                 Print Name:
             -----------------------                     -----------------------
  Title:                                      Title:
        ----------------------------                ----------------------------

                                   SCHEDULE 1

                   CHANGE PLAN AMENDMENT DESCRIPTION OF PLANS

                                   SCHEDULE 2

                           FLOOR PLANS AND ELEVATIONS

                                   SCHEDULE 3

                    PRELIMINARY SPECIFICATIONS AND STANDARDS

                                   SCHEDULE 4

                         DESIGN AND DEVELOPMENT TIMELINE

                                   EXHIBIT "D"

                           NOTICE OF LEASE TERM DATES
                             AND TENANT'S PERCENTAGE

To: _________________________________   Date:_________________________________



Re:  Lease dated  _______________,  20__ (the  "Lease"),  between  _____________
______________,  Landlord,  and _______________________________________________,
Tenant, concerning building located at _________________________________________
(the "Premises").

To Whom It May Concern:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction except as may be indicated on the "Punch-List" prepared by Landlord and Tenant, a copy of which is attached hereto.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the Lease the Commencement Date is ______________________________, and the Term of the Lease will expire on
______________________________.

3.  That  in   accordance   with  the  Lease,   rent   commenced  to  accrue  on
____________________.

4. If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter will be for the full amount of the monthly installment as provided for in the Lease.

5. Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to ___________________________________ at ____________________________________.

6. The number of square feet within the Premises is ________ square feet as determined by Landlord's architect in accordance with the terms of the Lease.

7. Tenant's Percentage, as adjusted based upon the number of square feet within the Premises, is ________%.

                                        LANDLORD:

                                        _____________________________________,
                                        a____________________________________


                                        By:__________________________________
                                          Print Name:________________________
                                          Title:_____________________________

                                        By:__________________________________
                                          Print Name:________________________
                                          Title:_____________________________


                                   SAMPLE ONLY

                               [NOT FOR EXECUTION]

                                   EXHIBIT "E"

                                      LEASE

                          [SINGLE TENANT - TRIPLE NET]

                        DEFINITION OF OPERATING EXPENSES

1. Items Included in Operating Expenses. The term "Operating Expenses" as used in the Lease to which this Exhibit "E" is attached means the sum of Building Operating Expenses and Common Area Operating Expenses.

Building Operating Expenses shall mean, with respect to any period, and without duplication, all reasonable and customary costs of whatsoever type of character paid or incurred by Landlord during such period in connection with the operation, repair and maintenance of the Buildings (but excluding those items specifically set forth in Paragraph 2, below) as determined by generally accepted accounting practices, consistently applied, including, by way of illustration and not limitation, the following: (1) Landlord's costs of fulfilling its obligations pursuant to Paragraph 14(c) of the Lease, to the extent Landlord is entitled to pass through said costs pursuant to said Paragraph; (2) amortization on a straight line basis over the useful life (together with interest at the Interest Rate on the unamortized balance) of all capitalized expenditures for the Building, other than in connection with the original construction, which are (a) reasonably intended to produce a reduction of Operating Expenses or energy consumption; or (b) nonstructural items, (3) Landlord's insurance for the Buildings, as provided in Paragraph 19 of the Lease, (4) Real Property Taxes as defined in Paragraph 12 of the Lease, imposed against the Buildings and other improvements on the legal parcels on which the Buildings are located (approximately 7.23 acres), (5) all sewer, water, electricity, and other utility charges to the extent not paid directly by Tenant, and utilities surcharges and any other costs, levies or assessments resulting from statutes or regulations promulgated by any government or quasi-government authority in connection with the use, occupancy or alteration of the Building or the Premises or the parking facilities serving the Building or the Premises, (5) labor costs incurred in the operation and repair of the portion of the Buildings that is Landlord's obligation under the Lease, including without limitation, supplies, wages, and salaries (including payroll taxes and similar governmental charges related thereto) of employees at the grade of building manager or below that are used in the management, operation and maintenance of the Buildings, (6) supplies, equipment and related operating expenses, and a management/administrative fee of five percent (5%) of the annual Building Operating Expenses, (7) reasonable accounting, audit, verification, legal and other consulting fees related directly to the operation of the Development, (8) amortization on a straight line basis over the useful life (together with interest at the Interest Rate on the unamortized balance) of all costs resulting from Landlord's replacement during any Option Term of the roof, HVAC above the roof level, and/or the Building elevators;

Common Area Expenses shall mean, with respect to any period, without duplication, all reasonable and customary costs and expenses paid or incurred by Landlord during such period, or operation, repair and maintenance of the Common Areas of the Development (as such terms are defined in the Lease); as determined by generally accepted accounting practices, consistently applied, including the following costs by way of illustration but not limitation, but excluding those items specifically set forth in Paragraph 2 below: (1) any and all assessments assessed against the Common Areas pursuant to any covenants, conditions and restrictions affecting the Development or the Common Areas ("CC&R Assessments"), including, without limitation, that certain Declaration of Covenants, Conditions and Restrictions for the MSGW/Pacific Commercentre recorded as Instrument No. 19980801866 in the Official Records of Orange County, California, as amended to date (the "CC&R's"); (b) water and sewer charges and the costs of electricity, and other utilities serving the Common Areas; (c) costs of insurance for the Common Areas not paid by Tenant pursuant to the paragraph immediately above; (d) waste disposal and janitorial services related solely to the Common Areas; (e) security for the Common Areas (if Landlord elects, in its sole and absolute discretion, to obtain security services or equipment, or if part of a CC&R Assessment); (f) labor costs incurred in the operation, repair, and management of the Development, including without limitation, supplies, wages and salaries (including payroll taxes and similar governmental charges related thereto) of employees at the grade of building manager or below that are used in the management, operation and maintenance of the Development; (g) Development management office rental (not to exceed the prevailing market rental rate), supplies, equipment and related operating expenses, and a management/administrative fee of five percent (5%) of the annual Common Area Expenses of the Development (which fee may be included in the CC&R Assessments; Landlord is only entitled to the fee to the extent Landlord actually performs said tasks and they are not performed by the Declarant or Association under the CC&R's); (h) supplies, materials, equipment and tools including rental of personal property used for maintenance of the Common Area; (I) repair and maintenance of the plumbing, irrigation, electrical, drainage and storm drain systems of the Common Area; (j) maintenance, costs and upkeep of all parking and other Common Areas; (k) depreciation on a straight line basis and rental of personal property used in maintenance of the Common Areas; (l) amortization on a straight line basis over the useful life of all non-structural capitalized expenditures related to the Common Areas, other than in connection with the initial construction, which are (i) reasonably intended to produce a reduction in operating charges or energy consumption; or (ii) required under any governmental law or regulation that was not applicable to the Development at the time it was originally constructed; or (iii) for replacement of any Development equipment needed to operate the Development at the same quality levels as prior to the replacement; (m) costs and expenses or gardening or landscaping; (n) maintenance of signs (other than Tenant's signs, and signs of other tenants of the Development, or relating to marketing activities); (o) personal property taxes levied on or attributable to personal property used in connection with the Common Areas; (p) reasonable accounting, audit, legal and other consulting fees; and (q) costs and expenses of repairs, resurfacing, repairing, maintenance, painting, lighting, cleaning, refuse removal, security and similar items.

2. Items Excluded From Operating Expenses. Notwithstanding the provisions of Paragraph 1 above to the contrary, "Operating Expenses" will not include: (a) Landlord's federal or state income, franchise, inheritance or estate taxes; (b) any ground lease rental; (c) costs incurred by Landlord for the repair of damage to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons; (d) depreciation, amortization and interest payments, except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party, where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with standard accounting practices; (e) brokerage commissions, finders' fees, attorneys' fees, space planning costs and other costs incurred by Landlord in leasing or attempting to lease space in the Development; (f) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Development; (g) costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements for tenants in the Development (including the original Tenant Improvements for the Premises), or incurred in renovating or otherwise improving, decorating, painting or redecorating space for tenants or other occupants of the Development, including space planning and interior design costs and fees; (h) attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with tenants or occupants, and leasing commissions, attorneys' fees, improvement costs, space planning costs, permit, license and inspection costs and other costs and expenses incurred in connection with leasing space to, or negotiating with, prospective tenants or other occupants; (i) except for the administrative/management fees described in Subparagraph 1(i) above, costs of Landlord's general corporate overhead; (j) all items and services for which Tenant or any other tenant in the Development reimburses Landlord (other than through operating expense pass-through provisions); (k) utility or service costs for which any tenant directly contracts with the local public service company; (l) costs arising from Landlord's charitable or political contributions; (m) any costs relating to the initial development and construction of the Development, the Shell or the Tenant Improvements; (n) subject to reimbursement from Tenant for damage caused by Tenant or its subtenants, agents, employees or contractors, the cost of replacement of the structural portions of the Development or the Premises, including the structural roof, subject, however, to clause (8) of Paragraph 1 above; (o) costs incurred due to violations by Landlord or its agents of the terms and conditions of any lease or applicable law (including, without limitation, any costs to remedy violations of applicable law, excepting Tenant's specific compliance obligations hereunder), or by another tenant or tenants of the terms and conditions of any lease; (p) expenses related to the management and operation of Landlord as an entity to the extent they do not relate solely to the operation ownership and maintenance of the Development; (q) principal, interest and other costs or fees related to financing the Development, or any portion thereof, and any ground or other rents paid by Landlord under any lease covering the Land; (r) any costs, fines or penalties due to any failure by
Landlord  to  remit  timely  payments  and/or   violation  by  Landlord  of  any
governmental rule or authority or applicable law; (s) profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Development, to the extent only that the costs of such services exceed competitive costs of such services for similarly qualified entities were they not so rendered by a subsidiary or affiliate; (t) any advertising and promotional expenditures; (u) items and services which Landlord provides to other tenants but not to Tenant, or items or services which Landlord provides to the other tenants more than to Tenant, to the extent of such discrepancy; (v) any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord or its subsidiaries or affiliates; (w) costs and expenses incurred in connection with repairs for latent defects in the Development or arising from the remediation of Hazardous Substances in, on, under or about the Development; (x) costs of capital improvements made to reduce operating expenses to the extent the portion of such costs otherwise includable in Operating Expenses exceeds the amount by which Operating Expenses are actually reduced due to such improvements; (y) items and services for which Tenant or any other tenant in the Development directly reimburses Landlord or third parties and costs reimbursed by insurance proceeds, condemnation proceeds or otherwise; (z) repairs, other work, costs or charges occasioned by the breach of any covenant, warranty or representation made by Landlord pursuant to this Lease or arising from the gross negligence or willful misconduct of Landlord or its employees, agents or contractors or third parties.

                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

The undersigned, ____________________________________________ ("Tenant"), hereby certifies to _______________________________________ , as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated ____________________, 20__, between _______________ ("Landlord") and
Tenant (the "Lease"), regarding the premises located at _______________________ _____________________________ (the "Premises"). The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.  The Term of the Lease commenced on ___________________, 20__.

3.  The Term of the Lease shall expire on ____________________, 20__.

4.  The Lease has: (Initial one)

    (______) not been amended, modified, supplemented, extended, renewed or assigned.

    (______) been amended, modified, supplemented, extended, renewed or assigned by the following described terms or agreements, copies of which are attached hereto:

5.  Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that Landlord's interest in the Lease will be assigned to _______________________________________________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ___________________________ _______________________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.  The amount of Monthly Base Rent is $____________________.

8.  The amount of Security Deposit (if any) is $____________________.

No other security deposits have been made except as follows: ___________________
_______________________________________________________________________________.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid for more than thirty (30) days in advance of its due date except as follows:
__________________________________________________________________.

10. All work required to be performed by Landlord under the Lease has been completed except as follows:____________________________________________________
_______________________________________________________________________________.


11. To the best of Tenant's knowledge, there are no defaults on the part of the Landlord or Tenant under the Lease except as follows:___________________________
______________________________________________________.

12. To the best of Tenant's knowledge, Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against the other party except as follows: _________________________________________________
_______________________________________________________________________________.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies other than as provided in the Lease except as follows:________________________________________
_______________________________________________________________________________.

All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that_____________________ _______________ is about to fund a loan to Landlord or ________________________
_____________________________ is about to purchase the Building from Landlord and that ___________________________________ is relying upon the representations herein made in funding such loan or in purchasing the Building.

IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of ____________________, 20__.


TENANT:

_____________________________________,
a____________________________________


By:__________________________________
Print Name:________________________
Title:_____________________________


      SAMPLE ONLY
  [NOT FOR EXECUTION]

                                   EXHIBIT "G"

                              RULES AND REGULATIONS

A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Building and the Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant's Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord reasonably objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant will not obstruct any sidewalks, passages, exits or entrances of the Development. The sidewalks, passages, exits and entrances are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Development and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building, except as contemplated in such tenant's lease.

4. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, sales and displays of products, goods and wares in all portions of the Development except for such activities as may be expressly requested by a tenant and conducted solely within such requesting tenant's premises. Landlord reserves the right to restrict and regulate the use of the Common Areas of the Development by invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant's premises for such purposes.

5. Landlord reserves the right to prevent access to the Development in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

6. Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first advise Landlord, and comply with, Landlord's reasonable rules and requirements applicable to such services.

8. No deliveries will be made which impede or interfere with other tenants or the operation of the Development.

9. Tenant will not permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

10. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind for which such items are not designed shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule.

11. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not make any building-to-building solicitation of business from other tenants in the Development. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Development are prohibited, and Tenant will cooperate with Landlord to prevent such activities.

12. Except as permitted by the Lease, Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roof(s) or exterior walls of the Building or the Development without signing Landlord's license agreement with respect thereto. Tenant will not interfere with radio or television broadcasting or reception from or in the Development or elsewhere.

13. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

14. Landlord reserves the right to exclude or expel from the Development any person who, in Landlord's judgment, is in violation of any of the Rules and Regulations.

15. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

16. The Premises will not be used for lodging nor shall the Premises be used for any improper, immoral or objectionable purpose.

17. Tenant agrees to comply with all  reasonable  safety,  fire  protection  and
evacuation   procedures   and   regulations   established  by  Landlord  or  any
governmental agency.

18. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

19. Tenant shall use at Tenant's cost reasonably necessary pest extermination and control contractor(s) at such intervals as Landlord may reasonably require.

20. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Development, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations (so long as the parking, access and visibility of the Premises are not affected).

21. Tenant's requirements will be attended to only upon appropriate application to Landlord's asset management office for the Development by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

22. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Development.

23. So long as the same do not materially interfere with the rights and benefits afforded to Tenant under the Lease, Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Development and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3.  All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be fifteen (15) miles per hour.

5.  Parking is prohibited:

(a) in areas not striped for parking;

(b) in aisles or on ramps;

(c) where "no parking" signs are posted;

(d) in cross-hatched areas; and

(e) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle's audio theft alarm system remains engaged for an unreasonable period of time.

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator's car to removal, at such car owner's expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9.  Parking   stickers,  access  cards,  or   any  other   device  or  form   of
identification supplied by Landlord as a condition of use of the parking facilities shall remain the property of Landlord. Parking identification devices, if utilized by Landlord, must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Parking identification devices, if any, are not transferable and any device in the possession of an unauthorized holder will be void. Landlord reserves the right to refuse the sale of monthly stickers or other parking identification devices to Tenant or any of its agents, employees or representatives who willfully refuse to comply with these rules and regulations and all unposted city, state or federal ordinances, laws or agreements.

10. Loss or theft of parking identification devices or access cards must be reported to the management office in the Development immediately, and a lost or stolen report must be filed by the Tenant or user of such parking identification device or access card at the time. Landlord has the right to exclude any vehicle from the parking facilities that does not have a parking identification device or valid access card. Any parking identification device or access card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person will be confiscated and the illegal holder will be subject to prosecution.

11. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles.

12. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

13. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities, so long as the same do not materially interfere with the rights and benefits afforded to Tenant under the Lease.

                                   EXHIBIT "H"

                              LOCATION OF GENERATOR

[If this exhibit is blank, then the location will be subject to Landlord's prior written approval as set forth in the Lease .]

                                   EXHIBIT "I"

                        NIGHT TIME TRUCK MANAGEMENT PLAN

                                   EXHIBIT "J"

                                  SIGN CRITERIA

                                  SIGN CRITERIA

Tenant's building signage shall be limited to the following:

  - The sign on each building shall not exceed forty-five (45) square feet, measuring from the outside perimeter of all aspects of the sign.

  - The maximum letter height shall be eighteen inches (18").

  - The logo may not exceed thirty-six inches (36") in height.

  - The signs shall be constructed of superior quality materials.

  - Stucco or wood, as a component of the sign construction, are not allowed.

  - All materials or finishes shall be of weather resistant materials and shall be replaced, or refinished to a new condition, by Tenant immediately upon the first sign of chipping or fading.

  - All logo images and typestyles shall be accurately reproduced.

  - The illumination of the signs shall be limited to front lighting, which shall not flash or reflect on any adjacent building or be visible to the adjacent park.

  - Exposed raceways, connections or conduits are not allowed.

Subject to the foregoing, the attached Sign Depiction and Building Signage Materials are hereby approved by Landlord.

                                      LEASE

                          [SINGLE TENANT - TRIPLE NET]

                                     BETWEEN

                             MSGW CALIFORNIA I, LLC,

                                    LANDLORD

                                       AND

                             APRIA HEALTHCARE, INC.,

                                     TENANT

                                TABLE OF CONTENTS
                                -----------------

                                                                           Page
                                                                           ----

1.   BASIC LEASE TERMS.......................................................1
2.   PREMISES AND COMMON AREAS...............................................2
3.   TERM....................................................................2
4.   POSSESSION..............................................................3
5.   RENT....................................................................4
6.   OPERATING EXPENSES......................................................4
7.   INTENTIONALLY OMITTED...................................................5
8.   USE.....................................................................6
9.   NOTICES.................................................................7
10.  BROKERS.................................................................7
11.  SURRENDER; HOLDING OVER.................................................8
12.  TAXES...................................................................8
13.  ALTERATIONS.............................................................9
14.  REPAIRS................................................................10
15.  LIENS..................................................................11
16.  ENTRY BY LANDLORD......................................................12
17.  UTILITIES AND SERVICES of the Addendum ................................12
18.  ASSUMPTION OF RISK AND INDEMNIFICATION.................................12
19.  INSURANCE..............................................................14
20.  DAMAGE OR DESTRUCTION..................................................15
21.  EMINENT DOMAIN.........................................................17
22.  DEFAULTS AND REMEDIES..................................................17
23.  LANDLORD'S DEFAULT.....................................................19
24.  ASSIGNMENT AND SUBLETTING..............................................19
25.  SUBORDINATION..........................................................21
26.  ESTOPPEL CERTIFICATE...................................................21
27.  EASEMENTS..............................................................22
28.  RULES AND REGULATIONS..................................................22
29.  MODIFICATION AND CURE RIGHTS OF LANDLORD'S MORTGAGEES AND LESSORS......22
30.  DEFINITION OF LANDLORD.................................................22
31.  WAIVER.................................................................22
32.  PARKING................................................................22
33.  FORCE MAJEURE..........................................................23
34.  SIGNS..................................................................23
35.  LIMITATION ON LIABILITY................................................23
36.  FINANCIAL STATEMENTS...................................................24
37.  QUIET ENJOYMENT........................................................24
38.  AUCTIONS...............................................................24
39.  MISCELLANEOUS..........................................................24
40.  EXECUTION OF LEASE.....................................................24
SIGNATURE PAGE..............................................................25

EXHIBITS:
---------

A    Site Plan Showing Premises
B    Adjustments to Monthly Base Rent
C    Work Letter Agreement
D    Notice of Lease Term Dates and Tenant's Percentage
E    Definition of Operating Expenses
F    Estoppel Certificate
G    Rules and Regulations
H    Location of Generator
I    Night Time Truck Management Plan
J    Sign Criteria